ISHARES, INC.

Statement of Additional Information
Dated January 1, 2008
(as revised January 4, 2008)

This combined Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectuses (the "Prospectuses") for the following funds of iShares, Inc. (the "Company") as such Prospectuses may be revised or supplemented from time to time:

iShares MSCI Australia Index Fund
iShares MSCI Austria Index Fund
iShares MSCI Belgium Index Fund
iShares MSCI Brazil Index Fund
iShares MSCI Canada Index Fund
iShares MSCI Emerging Markets Index Fund iShares MSCI EMU Index Fund iShares MSCI France Index Fund iShares MSCI Germany Index Fund iShares MSCI Hong Kong Index Fund iShares MSCI Italy Index Fund iShares MSCI Japan Index Fund

iShares MSCI Malaysia Index Fund
iShares MSCI Mexico Index Fund
iShares MSCI Netherlands Index Fund
iShares MSCI Pacific ex-Japan Index Fund iShares MSCI Singapore Index Fund iShares MSCI South Africa Index Fund iShares MSCI South Korea Index Fund iShares MSCI Spain Index Fund iShares MSCI Sweden Index Fund iShares MSCI Switzerland Index Fund iShares MSCI Taiwan Index Fund iShares MSCI United Kingdom Index Fund

The Prospectuses for the various iShares funds included in this SAI are dated January 1, 2008. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The financial statements and notes contained in the Annual Reports of the Company for the above-listed funds for the fiscal year ended August 31, 2007 are incorporated by reference into and are deemed to be part of this SAI. A copy of each Prospectus and Annual Report may be obtained without charge by writing to the Company's distributor, SEI Investments Distribution Co. ("SEI" or the "Distributor"), at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting iSharesETFs@barclaysglobal.com.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                              TABLE OF CONTENTS

                                         PAGE
                                        -----
General Description of the Company         1
  and its Funds
Exchange Listing and Trading               2
Investment Strategies and Risks            2
   Lack of Diversification of the          3
  Funds
   Lending Portfolio Securities            3
   Repurchase Agreements                   3
   Reverse Repurchase Agreements           3
   Currency Transactions                   4
   Short-Term Instruments and              4
  Temporary Investments
   Foreign Securities                      4
   Securities of Investment                5
  Companies and REITs
   Illiquid Securities                     5
   Futures and Options                     5
   Options on Futures Contracts            6
   Swap Agreements                         6
   Tracking Stocks                         6
   Future Developments                     6
General Considerations and Risks           6
   Risks of Derivatives                    7
   Risks of Equity Securities              7
   Risks of Futures and Options            7
  Transactions
   Risks of Swap Agreements                8
   Risks of Investing in Non-U.S.          8
  Equity Securities
   Dividend Risk                           8
Proxy Voting Policy                        8
Portfolio Holdings Information             9
Investments In Subject Equity             10
  Markets
The MSCI Indexes Generally                17
   MSCI Standard Equity Indexes           18
   MSCI Global Investable Market          19
  Indexes
Price and Exchange Rates                  20
Investment Limitations                    20
Continuous Offering                       23
Management                                24
   Directors and Officers                 24
   Committees of the Board of             28
  Directors

                                         PAGE
                                        -----
   Remuneration of Directors              29
   Control Persons and Principal          29
  Holders of Securities
Investment Advisory,                      33
Administrative and Distribution
  Services
   Investment Adviser                     33
   Portfolio Managers                     34
   Codes of Ethics                        37
   Administrator, Custodian and           37
  Transfer Agent
   Distributor                            38
   Index Provider                         39
Brokerage Transactions                    40
Additional Information Concerning         42
  the Company
   Capital Stock                          42
   Termination of the Company or a        43
  Fund
   DTC as Securities Depository           43
  for the Shares of the Funds
Creation and Redemption of                44
  Creation Units
  Creation Units                          44
Purchase and Issuance of Creation Units   45
   General                                45
   Fund Deposit                           45
   Role of the Authorized                 45
  Participant
   Purchase Order                         46
   Timing of Submission of Purchase
    Orders                                46
   Acceptance of Purchase Order           46
   Issuance of a Creation Unit            47
   Cash Purchase Method                   47
   Purchase Transaction Fee               47
   Redemption of Creation Units           48
Regular Holidays                          51
Taxes                                     60
   Regulated Investment Company           60
  Qualifications
   Taxation of RICs                       61
   Taxation of Certain Derivatives        61
   Excise Tax                             62
   Net Capital Loss Carryforwards         62
   Funds Holding Foreign                  63
  Investments
   Federal Tax Treatment of               63
  Complex Securities
   Taxation of U.S. Shareholders          63
   Sales of Shares                        64
   Back-Up Withholding                    65
   Sections 351 and 362                   65
   Qualified Dividend Income              65

                                       ii

                                       PAGE
                                      -----
   Corporate Dividends Received         65
  Deduction
   Reporting                            65
   Other Taxes                          66
   Taxation of Non-U.S.                 66
  Shareholders
Financial Statements                    66
Miscellaneous Information               67
   Counsel                              67
   Independent Registered Public        67
  Accounting Firm
   Shareholder Communications to        67
  the Board

                                       iii

General Description of the Company and its Funds


The Company currently consists of more than 25 investment series or portfolios. The Company was organized as a Maryland corporation on August 31, 1994 and is authorized to have multiple series or portfolios. The Company is an open-end management investment company, registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Company's shares is registered under the Securities Act of 1933, as amended (the "1933 Act"). This SAI relates to the following funds (each, a "Fund" and collectively, the "Funds"):


o  ISHARES MSCI AUSTRALIA INDEX FUND

o  ISHARES MSCI AUSTRIA INDEX FUND/1/

o  ISHARES MSCI BELGIUM INDEX FUND

o  ISHARES MSCI BRAZIL INDEX FUND

o  ISHARES MSCI CANADA INDEX FUND

o  ISHARES MSCI EMERGING MARKETS INDEX FUND

o  ISHARES MSCI EMU INDEX FUND

o  ISHARES MSCI FRANCE INDEX FUND

o  ISHARES MSCI GERMANY INDEX FUND

o  ISHARES MSCI HONG KONG INDEX FUND

o  ISHARES MSCI ITALY INDEX FUND

o  ISHARES MSCI JAPAN INDEX FUND

o  ISHARES MSCI MALAYSIA INDEX FUND

o  ISHARES MSCI MEXICO INDEX FUND

o  ISHARES MSCI NETHERLANDS INDEX FUND/2/

o  ISHARES MSCI PACIFIC EX-JAPAN INDEX FUND

o  ISHARES MSCI SINGAPORE INDEX FUND

o  ISHARES MSCI SOUTH AFRICA INDEX FUND

o  ISHARES MSCI SOUTH KOREA INDEX FUND

o  ISHARES MSCI SPAIN INDEX FUND

o  ISHARES MSCI SWEDEN INDEX FUND

o  ISHARES MSCI SWITZERLAND INDEX FUND

o  ISHARES MSCI TAIWAN INDEX FUND

o  ISHARES MSCI UNITED KINGDOM INDEX FUND

/1/ At a December 7, 2007 special shareholders meeting of the iShares MSCI
    Austria Index Fund, a proposal to change the Underlying Index of the Fund from the MSCI Austria Index to the MSCI Austria Investable Market Index was approved in response to MSCI's combination of its standard and small cap indexes to form investable market indexes. Shareholders of the Fund also approved a proposal to change the Fund's investment objective from a "fundamental" investment policy to a "non-fundamental" investment policy. In the future the investment objective and underlying index of the Fund may be changed without shareholder approval.

/2/ At a December 7, 2007 special shareholders meeting of the iShares MSCI
    Netherlands Index Fund, a proposal to change the Underlying Index of the Fund from the MSCI Netherlands Index to the MSCI Netherlands Investable Market Index was approved in response to MSCI's combination of its standard and small cap indexes to form investable market indexes. Shareholders of the Fund also approved a proposal to change the Fund's investment objective from a "fundamental" investment policy to a "non-fundamental" investment policy. In the future the investment objective and underlying index of the Fund may be changed without shareholder approval.


The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an "Underlying Index") representing publicly traded equity secuties of companies in a particular country or region. Each Fund is managed by Barclays Global Fund Advisors ("BGFA" or the "Investment Adviser"), a subsidiary of BGI.


Each Fund offers and issues shares at their net asset value per share ("NAV") only in aggregations of a specified number of shares (each, a "Creation Unit" securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The shares of the Funds are listed and traded on national securities exchanges such as the American Stock Exchange, the Chicago Board Options Exchange or NYSE Arca, Inc. ("NYSE Arca") (each a listing exchange). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units typically are a specified number of shares, generally 40,000 to 600,000 shares or multiples thereof, depending on the Fund.


The Company reserves the right to offer a "cash" option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Company cash at least equal to 110%, which BGFA may change from time to time, of the market value of the missing Deposit Securities.

See the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher that the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.



Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the SHAREHOLDER INFORMATION section of the Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.


Shares of each Fund are listed on NYSE Arca (the a "Listing Exchange") and trade throughout the day on the Listing Exchange and other secondary markets. In addition, certain Funds may be traded on certain foreign exchanges. There can be no assurance that the requirements of a Listing Exchange for maintaining the listing of shares of any Fund will continue to be met. Although listing requirements vary among exchanges, a Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available, (iii) the "indicative optimized portfolio value" ("IOPV") of a Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. A Listing Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.


As in the case of other publicly traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.


In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange disseminates every 15 seconds through the facilities of the Consolidated Tape Association an updated IOPV for the Fund as calculated by an information provider or market data vendors. The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.


An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not part of the current Deposit Securities. Therefore, a Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real time update of the Fund's NAV, which is calculated only once a day.


The cash component included in an IOPV consists of extimated accrued dividend and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. Dollar and the applicable home foreign currency.


The Company reserves the right to adjust the share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through share splits or reverse share splits, which would have no effect on the net assets of the applicable Fund.



Investment Strategies and Risks

Each Fund seeks to achieve its investment objective by investing primarily in securities issued by companies that comprise the relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund's portfolio will ordinarily not result in the elimination of the security from a Fund's portfolio.


Each Fund engages in representative sampling, which is investing in a representative sample of securities selected by BGFA to have a collective investment profile similar to the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are included in the relevant Underlying Index.


LACK OF DIVERSIFICATION OF THE FUNDS. Each Fund is a non-diversified fund. A "non-diversified" classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Index of such a Fund and, consequently, the Fund's investment portfolio. This may adversely affect the Fund's performance or subject the Fund's shares to greater price volatility than that experienced by more diversified investment companies.


Each Fund, however, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Registered Investment Company ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "IRC"), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the IRC may limit the investment flexibility of certain Funds and may make it less likely that such Funds will meet their investment objectives.


LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.


With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA. Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk.


In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.


A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Company's Board of Directors (the "Board" or "Directors"). BGI acts as securities lending agent for the Funds subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services.


REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Funds will engage in repurchase agreements only with counterparties whose creditworthiness has been reviewed and found to be satisfactory by BGFA.


REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund's assets. The Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Each Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.


CURRENCY TRANSACTIONS. The Funds do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds' assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.


A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.


Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.


SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BGFA or its affiliates); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises);
(iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase "Prime-1" by Moody's(Reg. TM) Investors Services, Inc. ("Moody's(Reg. TM)") or "A-1" by Standard & Poor's Rating Services, a division of the The McGraw-Hill Companies, Inc. ("S&P(Reg. TM)"), or if unrated, of comparable quality as determined by BGFA; (v) non-convertible corporate debt securities (E.G., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and
(vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of a quality comparable to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.


FOREIGN SECURITIES. Each Fund may purchase publicly traded common stocks of foreign corporations. To the extent a Fund invests in stocks of foreign corporations, each Fund's investment in such stocks may be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange, and to the extent a Fund invests in GDRs or EDRs, such GDRs and EDRs will be listed on a foreign securities exchange. A Fund will not invest in any unlisted Depository Receipt or any Depository Receipt that BGFA deems to be illiquid or for which pricing information is not readily available. In addition, all Depository Receipts generally must be sponsored, however a Fund may invest in unsponsored Depository Receipts under certain limited circumstances.


The issuers of unsponsored Depository Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depository Receipts.


Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


SECURITIES OF INVESTMENT COMPANIES AND REITS. Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts ("REITs") to the extent allowed by law. Under the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund's total assets with respect to any one investment company; and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BGFA or its affiliates, in excess of the limits discussed above. The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares Funds that invest in securities in the MSCI Emerging Markets Index. BGFA will not charge advisory fees on that portion of the iShares MSCI Emerging Market Index Fund's assets invested in shares of other iShares Funds. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment addvisory and administration fees, that would be in addition to those incurred by the Fund.


ILLIQUID SECURITIES. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.


FUTURES AND OPTIONS. Each Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will enter into futures contracts and options only on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (the "CEA"). The Company, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.


A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.


Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase security investments when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

OPTIONS ON FUTURES CONTRACTS. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited.


Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.


Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.


SWAP AGREEMENTS. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, with each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Fund.


The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.


TRACKING STOCKS. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to "track" the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company's common stock.


FUTURE DEVELOPMENTS. The Board may, in the future, authorize a Fund to invest in securities contracts and investments other than those listed in this SAI and in the Prospectuses, provided they are consistent with the Funds' investment objective and do not violate any investment restrictions or policies.



General Considerations and Risks
A discussion of some of the risks associated with an investment in aqny Fund is contained in the Prospectus applicable to such Fund.


An investment in the Funds should be made with an understanding that the value of the Funds' portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general and other factors that affect the market.


Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

RISKS OF DERIVATIVES. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Funds may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.


RISKS OF EQUITY SECURITIES. An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general and other factors that affect the market. An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction and global or regional political, economic or banking crises. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from the issuer inferior to the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.


RISKS OF FUTURES AND OPTIONS TRANSACTIONS. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.


The risk of loss in trading futures contracts or uncovered call options in some strategies (E.G., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in the type of stocks in which they invest.


Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.


Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.


RISKS OF SWAP AGREEMENTS. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor (E.G., a Fund may not receive the net amount of payments that it contractually is entitled to receive).


RISKS OF INVESTING IN NON-U.S. EQUITY SECURITIES. An investment in a Fund involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in the investor's home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulation and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets, generally greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, the imposition of restrictions on the expatriation of funds or other assets of the Fund, higher transaction and custody costs, delays and risks attendant in settlement procedures, difficulties in enforcing contractual obligations, lower liquidity and significantly smaller market capitalization, different accounting and disclosure standards, lower levels of regulation of the securities markets, more substantial government interference with the economy, higher rates of inflation, greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war.


DIVIDEND RISK. There is no guarantee that the issuers of the stocks held by a Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.



Proxy Voting Policy

The Company has adopted, as its proxy voting policies for each Fund, the proxy voting guidelines of BGFA, the investment adviser to each Fund. The Company has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund's proxy voting guidelines and BGFA's role in implementing such guidelines.



BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

  o Each Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

  o Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

  o Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.


BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates or the Distributor or the Distributor's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.


Information with respect to how BGFA voted Fund proxies relating to portfolio securities during the 12-month period ended August 31, 2007 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at ISHARESETFS@BARCLAYSGLOBAL.COM; and (ii) on the SEC's website at WWW.SEC.GOV.



Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Funds' portfolio holdings information that requires that such information be disclosed in a manner that: (a) is consistent with applicable legal requirements and in the best interests of each Fund's respective shareholders; (b) does not put the interests of the Funds' Investment Adviser, the Funds' Distributor, or any affiliated person of BGFA or the Distributor above those of Fund shareholders; (c) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and discussed below and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (c) above are generally limited to National Securities Clearing Corporation ("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares (known as Creation Units) pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Funds offer and redeem their shares ("iShares Exemptive Orders") and other institutional market participants and entities that provide information services.


Each business day, each Fund's portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. This information typically reflects each Fund's anticipated holdings on the following business day.


Daily access to information concerning the Funds' portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management or other support to portfolio management, including affiliated broker-dealers and Authorized Participants and (ii) to other personnel of BGFA and the Funds' Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Funds and the terms of the Funds' current registration statements. In addition, each Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, but as often as each day the Fund is open for business, at iSharesETFs@barclaysglobal.com. More information about this disclosure is available at ISHARESETFS@BARCLAYSGLOBAL.COM.


From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Funds, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/ redemption process may be provided to other entities that provide additional services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.


Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter, and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties in a contemporaneous manner.


The Company's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.


The Company's Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.



Investments In Subject Equity Markets
Brief descriptions of the equity markets in which the respective Fund are invested are provided below.

COUNTRY SPECIFIC INFORMATION


GENERAL RISK INFORMATION


In the following countries (except Canada), reporting, accounting and auditing standards may differ substantially from U.S. standards. In general, corporations do not provide all of the disclosure required by U.S. law and accounting practice and such disclosure may be less timely and less frequent than that required of U.S. corporations.


THE AUSTRALIAN EQUITY MARKETS


Trading shares has taken place in Australia since 1828. A stock market was first formed in Melbourne in 1861, with other exchanges established in Sydney, Brisbane, Adelaide, Hobart and Perth. The regional exchanges merged to create the single entity-The Australian Stock Exchange (the ASX). Trading is done via a computer link-up called "SEATS." SEATS enables all exchanges to quote uniform prices. All the exchanges are members of the ASX and are subject to complementary oversight by the ASX and the Australian Securities and Investments Commission, which work together to regulate the major aspects of stock exchange operations. The total market capitalization of the Australian equity markets was approximately US$1.2 trillion as of September 30, 2007.


Australia's chief industries are mining, industrial and transportation equipment, food processing, chemicals, and steel. Australia's chief imports consist of machinery and transport equipment, computers and office machines, telecommunication equipment and parts, crude oil and petroleum products. Its chief exports consist of coal, gold, meat, wool, aluminum, iron ore, wheat, machinery and transport equipment.


THE AUSTRIAN EQUITY MARKETS


Relative to international standards, the Vienna stock market is small in terms of total capitalization and yearly turnover. The Vienna Stock Exchange (the "VSE") was founded in 1771. Shares account for about 80% and investment fund certificates for about 20% of total listed securities on the VSE. Certain securities which do not have an official listing may be dealt in on the floor of the stock exchange with permission of the management. This unlisted trading is the main activity of the free brokers. The total market capitalization of the Austrian equity markets was approximately US$170 billion as of September 30, 2007.


Austria's chief industries are construction, machinery, vehicles and parts, food, chemicals, lumber and wood processing, paper and paperboard, communications equipment, and tourism. Its chief imports consist of machinery and equipment, motor vehicles, chemicals, metal goods, oil and oil products and foodstuffs. Austria's chief exports consist of machinery and equipment, motor vehicles and parts, paper and paperboard, metal goods, chemicals, iron and steel, textiles and foodstuffs.

THE BELGIAN EQUITY MARKETS


The Brussels Stock Exchange (the BSE) was founded by Napoleonic decree in 1801. The BSE merged with the stock exchanges in Paris, Amsterdam and Lisbon, forming the Euronext N.V. This is the first pan-European exchange for equities and derivatives, with common trading and clearing of all products. The total market capitalization of the Belgian equity markets was approximately US$350 billion as of September 30, 2007.


Belgium's chief industries are engineering and metal products, motor vehicle assembly, processed food and beverages, chemicals, basic metals, textiles, glass and petroleum. Its chief imports consist of machinery and equipment, chemicals, diamonds, pharmaceuticals, foodstuffs, transportation equipment and oil products. Belgium's chief exports consist of machinery and equipment, chemicals, diamonds, and metals and metal products.


THE BRAZILIAN EQUITY MARKETS


Formally established in 1845, the Rio de Janeiro exchange, or BVRJ (Bolsa de Valores de Rio de Janeiro) is the oldest exchange in Brazil, but the Sao Paulo exchange, called Bolsa de Valores de Sao Paulo ("BOVESPA"), is the largest and accounts for about 90% of trading activity. The BOVESPA was founded in 1890 and today acts as the center of integration for the nine regional stock exchanges:
All are linked with one another making it possible to settle transactions done on one exchange using the services of the other. The SOMA (Sociedade Operadora do Mercado de Ativos) manages the over-the-counter market organized in Brazil through an electronic system of negotiation. Government securities, corporate bonds, and money market instruments are traded in the open market. The Bolsa de Mercdorias & de Futuros (the "BM&F"), in Sao Paulo, is Brazil's futures exchange. Options on the futures also are traded, but are less liquid. BM&F is the clearinghouse for all transactions. The financial market is regulated by three main bodies: the National Monetary Council, or CMN (Conselho Monetario Nacional); the Central Bank (Banco Central do Brasil), and the Securities Commission, or CVM (Comissao de Valores Mobiliarios). The total market capitalization of the Brazilian equity markets was approximately US$760 billion as of September 30, 2007.


Brazil's chief industries are textiles, shoes, chemicals, cement, lumber, iron ore, tin, steel, aircraft, motor vehicles and parts, other machinery and equipment. Its chief imports consist of machinery, electrical and transport equipment, chemical products and oil. Brazil's chief exports consist of transport equipment, iron ore, soybeans, footwear, coffee and autos.


THE CANADIAN EQUITY MARKETS


In 1861, the first Canadian stock exchange, the Toronto Stock Exchange, was officially established after nearly a decade of informal trading and became Canada's sole exchange for trading larger equity securities. Today, there are three stock exchanges across Canada: the Toronto Stock Exchange (the "TSX"), the TSX Venture Exchange and the Montreal Exchange. Of these, the TSX is the largest, accounting for almost 80% of Canadian trading volumes. Measured by the value of shares traded, the TSX is the second largest organized securities exchange in North America and among the ten largest in the world. The Market Regulation Services Inc. was created in March 2002 as the independent regulation services provider for the Canadian equity markets. The total market capitalization of the Canadian markets was approximately US$1.7 trillion as of September 30, 2007.


REPORTING, ACCOUNTING AND AUDITING. Canadian reporting, accounting and auditing practices are closer to U.S. standards than those of any other foreign jurisdiction.


Canada's chief industries are transportation equipment, chemicals, processed and unprocessed minerals, food products, wood and paper products, fish products, petroleum, and natural gas. Its chief imports consist of machinery and equipment, motor vehicles and parts, crude oil, chemicals, electricity and durable consumer goods. Canada's chief exports consist of motor vehicles and parts, industrial machinery, aircraft, telecommunications equipment, chemicals, plastics, fertilizers, wood pulp, timber, crude petroleum, natural gas, electricity and aluminum.


EMERGING MARKETS COUNTRIES


The iShares MSCI Emerging Markets Index Fund invests in equity securities from the following 25 emerging market countries: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, South Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. Currently, South Korea, South Africa, Taiwan, Brazil and China are the largest countries, in terms of capitalization weight in the Index. The equity markets for South Korea, South Africa, Taiwan, Mexico, Malaysia and Brazil are described herein.

The total market capitalization of the combined equity markets of Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, South Korea, Malaysia, Mexico, Morocco, Pakistan, Peru,


Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey was approximately US$2.6 trillion as of September 30, 2007.


THE EMU EQUITY MARKETS


On January 1, 1999, the Economic and Monetary Union of the European Union (the "EMU") introduced a new single currency called the Euro. The Euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia became members of the EMU on May 1, 2004, but have not yet adopted the Euro as their new currency. The MSCI EMU Index is current comprised of companies from eleven of these EMU countries (I.E., all of the EMU countries except Luxembourg).


GENERAL BACKGROUND. The following is a general background description of the equities market of each country included in the MSCI EMU Index for which there is no iShares MSCI index fund:


The total market capitalization of the combined equity markets of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain was approximately US$8.1 trillion as of September 30, 2007.


FINLAND. Organized securities trading has existed in Finland since the 1860s, but it was 1912 before a formal exchange, the Helsinki Arvopaperiporssi, was founded. As a result, alone among the world's stock exchanges, the Arvopaperiporssi accepts as members all companies listed on its trading board and business organizations in addition to the bankers and brokers. The brokers and brokerage firms have undertaken to act as market makers. Mainly medium-sized companies are traded on the over-the-counter("OTC") List. The OTC Market is based on an agreement between a company seeking access to the share market and a brokerage firm; both are subject to certain obligations. Finland's chief industries are communications equipment, pulp and paper, products, industrial machinery, metals, chemicals, textiles and shipbuilding. Its chief imports consist of foodstuffs, petroleum and petroleum products, chemicals, transport equipment, iron and steel, machinery, textile yarn and fabrics and grains. Finland's chief exports consist of machinery and equipment, chemicals, metals, timber, paper and pulp.


GREECE. The Athens Stock Exchange is a self-managed public institution, regulated by law. Greece's chief industries are tourism, food and tobacco processing, textiles, chemicals, metal products; mining, and petroleum. Its chief imports consist of machinery, transport equipment, fuels, and chemicals. Greece's chief exports consist of food and beverages, manufactured goods, petroleum products, chemicals and textiles.


IRELAND. The Irish Stock Exchange (the "ISE"), founded in the 18th century, is the second oldest in the world. Previously it operated as part of the International Stock Exchange of the United Kingdom and Republic of Ireland. On December 8, 1995, it split from the U.K. Stock Exchange to form the ISE. Companies that were listed on both the Dublin and London exchanges may apply for dual primary listing, under which they will be regulated to the same agreed upon standard by both exchanges. Ireland's chief industries are food products, brewing, textiles, clothing; chemicals, pharmaceuticals, machinery, transportation equipment, glass and crystal and software. Its chief imports consist of data processing equipment, other machinery and equipment, chemicals, petroleum and petroleum products, textiles, and clothing. Ireland's chief exports consist of machinery and equipment, computers, chemicals, pharmaceuticals, live animals and animal products.


PORTUGAL. European Union membership marked the start of a period that has seen dramatic growth in the scope and activity of the Portuguese stock market. The Lisbon Stock Exchange was acquired by Euronext N.V., which also controls the exchanges of Amsterdam, Brussels and Paris.


Portugal's chief industries are textiles and footwear, wood pulp, paper, and cork; metalworking, oil refining, chemicals, fish canning, wine and tourism. Its chief imports consist of machinery and transport equipment, chemicals, petroleum, textiles, and agricultural products. Portugal's chief exports consist of clothing and footwear, machinery, chemicals, cork and paper products and hides.


THE FRENCH EQUITY MARKETS


GENERAL BACKGROUND. All purchases or sales of equity securities in listed companies on any one of the French exchanges must be executed through the Societe de Bourse.

Although there are seven stock exchanges in France (located in Paris, Bordeaux, Lille, Lyon, Marseille, Nancy and Nantes), the Euronext Paris handles more than 95% of transactions in the country. All bonds and shares, whether listed or unlisted, must be traded on one of the seven exchanges. Trading in most of the Paris exchange-listed stocks takes place through the computer order-driven trading system CAC, launched in 1988. Exchange securities are denominated in the Euro. Unless otherwise provided by a double tax treaty, dividends on French shares are subject to a withholding tax of 25%.


France's chief industries are machinery, chemicals, automobiles, metallurgy, aircraft, electronics, textiles, food processing, and tourism. Its chief imports consist of machinery and equipment, vehicles, crude oil, aircraft, plastics and chemicals. France's chief exports consist of machinery and transportation equipment, aircraft, plastics, chemicals, pharmaceutical products, iron and steel and beverages.


THE GERMAN EQUITY MARKETS


GENERAL BACKGROUND. Today there are eight independent stock exchanges, of which Dusseldorf and Frankfurt account for over three-quarters of the total volume. Frankfurt is the main exchange in Germany. Exchange securities are denominated in the Euro. Equities may be traded in Germany in one of three markets: (i) the official market, comprised of trading in shares which have been formally admitted to official listing by the admissions committee of the relevant stock exchange, based on disclosure in the listing application; (ii) the "semi-official" unlisted market, comprised of trading in shares not in the official listing; and (iii) the unofficial, OTC market, which is governed by the provisions of the Civil Code and the Merchant Code and not by the provisions of any stock exchange. There is no stamp duty in Germany, but a nonresident capital gains tax may apply in certain circumstances. The total market capitalization of the Germany equity markets was approximately US$1.7 trillion as of September 30, 2007.


Germany's chief industries are among the world's largest and most technologically advanced producers of iron, steel, coal, cement, chemicals, machinery, vehicles, machine tools, electronics, food and beverages, shipbuilding, and textiles. Its chief imports consist of machinery, vehicles, chemicals, foodstuffs, textiles, and metals. Germany's chief exports consist of machinery, vehicles, chemicals, metals and manufactures, foodstuffs and textiles.


THE HONG KONG EQUITY MARKETS


GENERAL BACKGROUND. Trading in equity securities in Hong Kong began in 1891 and continues with the creation of the Hong Kong Exchanges and Clearing Limited ("HKEx"). Trading on the HKEx is conducted in the post trading method, matching buyers and sellers through public outcry. Securities are denominated in the official unit of currency, the Hong Kong Dollar. Foreign investment in Hong Kong is generally unrestricted and regulatory oversight is administered by the Hong Kong Securities and Futures Commission. All investors are subject to a stamp duty and a stock exchange levy, but capital gains are tax-exempt. The total market capitalization of the Hong Kong equity markets was approximately US$669 billion as of September 30, 2007.


Hong Kong's chief industries are textiles, clothing, tourism, banking, shipping, electronics, plastics, toys, watches, and clocks. Its chief imports consist of electrical machinery and appliances, textiles, foodstuffs, transport equipment, raw materials, semi manufactures, petroleum and plastics. Hong Kong's chief exports consist of electrical machinery and appliances, textiles, apparel footwear, watches and clocks, toys, plastics and precious stones.


THE ITALIAN EQUITY MARKETS


GENERAL BACKGROUND. The Italian Stock Exchange Council set up a private company, "Borsa Italiana Spa", which is responsible for the regulation, promotion and management of the Italian Stock Exchange, the unlisted securities market and the Italian Derivatives Market (the "IDEM"). IDEM has exchange-listed derivatives products and options also were introduced on single stocks, together with the transfer of all shares to a rolling settlement basis. Access to the Italian trading system can be obtained directly through the terminals provided to users or indirectly through users' own front office systems (using application programming interfaces). The total market capitalization of the Italian equity markets was approximately US$1 trillion as of September 30, 2007.


Italy's chief industries are tourism, machinery, iron and steel, chemicals, food processing, textiles, motor vehicles, clothing, footwear and ceramics. Its chief imports consist of engineering products, chemicals, transport equipment, energy products, minerals and nonferrous metals, textiles and clothing, food, beverages and tobacco. Italy's chief exports consist of engineering products, textiles and clothing, production machinery, motor vehicles, transport equipment, chemicals; food, beverages and tobacco, minerals and nonferrous metals.


THE JAPANESE EQUITY MARKETS

GENERAL BACKGROUND. The Japanese stock market has a history of over 100 years beginning with the establishment of the Tokyo Stock Exchange Company Ltd. in 1878. Japan now has five stock exchanges (Tokyo, Osaka, Nagoya, Fukuoka and Sapporo). There is also an over-the-counter market. The main activity of the regular exchange members is the buying and selling of securities on the floor of an exchange, both for their customers and for their own account. Japan is second only to the United States in aggregate stock market capitalization. Securities are denominated in the official unit of currency, the Japanese Yen. Although foreign investors play a significant role in Tokyo, the trend of the market is set by the domestic investor. The Securities and Exchange Surveillance Commission (SESC) was established in July 1992 within the ambit of the


Ministry of Finance in order to ensure compliance with rules set within the securities and financial futures markets. The total market capitalization of the Japanese equity markets was approximately US$4.5 trillion as of September 30, 2007.


Japan's chief industries are among world's largest and technologically advanced producers of motor vehicles, electronic equipment, machine tools, steel and nonferrous metals, ships, chemicals, textiles, and processed foods. Its chief imports consist of machinery and equipment, fuels, foodstuffs, chemicals, textiles and raw materials. Japan's chief exports consist of motor vehicles, semiconductors, office machinery and chemicals.


THE MALAYSIAN EQUITY MARKETS


GENERAL BACKGROUND. The securities industry in Malaysia dates back to the early 1930's. Kuala Lumpur and Singapore were a single exchange until 1973 when they separated and the Kuala Lumpur Stock Exchange (the "KLSE") was formed. There is also the Malaysia Derivatives Exchange (MDEX) which offers a wide range of derivative products. In March of 2002 a third stock market was launched in Malaysia, the MESDAQ. Over the years, the KLSE's close links with the Stock Exchange of Singapore (the "SES") has rendered it very vulnerable to developments in Singapore. Consequently, the Government decided, as a matter of national policy, on a delisting of Malaysian incorporated companies from the SES. A similar move was made by Singapore, resulting in the delisting of all Singapore companies on the KLSE. There are two main stock indexes in Malaysia. The total market capitalization of the Malaysian equity markets was approximately US$215 billion as of September 30, 2007.


Peninsular Malaysia's main industries are rubber and oil palm processing and manufacturing, light manufacturing industry, electronics, tin mining and smelting, logging and processing timber. Sabah's main industries are logging, and petroleum production. Sarawak's main industries are agriculture processing, petroleum production and refining, and logging. Its chief imports consist of electronics, machinery, petroleum products, plastics, vehicles, iron and steel and iron and steel products and chemicals. Malaysia's chief exports consist of electronic equipment, petroleum and liquefied natural gas, wood and wood products, palm oil, rubber, textiles and chemicals.


THE MEXICAN EQUITY MARKETS


GENERAL BACKGROUND. There is only one stock exchange in Mexico, the Bolsa Mexicana de Valores (the "BMV"), which was established in 1894 and is located in Mexico City. The BMV is a private institution legally incorporated as a limited company with variable capital that operates under a concession from the Ministry of Finance and Public Credit and is governed by the Mexican Securities Market Act. The National Banking and Securities Commission (the CNV) supervises the BMV. The BMV operates primarily via the open outcry method. Executions on the exchange can be done by members only. Membership of the BMV is restricted to Casas de Bolsa brokerage houses and Especialistas Bursatiles (stock exchange specialists). The total market capitalization of the Mexican equity markets was approximately US$280 billion as of September 30, 2007.


Mexico's chief industries are food and beverages, tobacco, chemicals, iron and steel, petroleum, mining, textiles, clothing, motor vehicles, consumer durables, and tourism. Its chief imports consist of metalworking machines, steel mill products, agricultural machinery, electrical equipment, car parts for assembly, repair parts for motor vehicles, aircraft and aircraft parts. Mexico's chief exports consist of manufactured goods, oil and oil products, silver, fruits, vegetables, coffee and cotton.


THE NETHERLANDS EQUITY MARKETS


GENERAL BACKGROUND. Trading securities on the Euronext Amsterdam (formerly the Amsterdam Stock Exchange or AEX) started at the beginning of the seventeenth century. Since the end of World War II, the Dutch market has remained relatively neglected, as local companies have found it more favorable to use bank financing to meet their capital requirements. Trading in shares on the Euronext Amsterdam may take place on the official market or on the parallel market, which is available to medium-sized and smaller companies that cannot yet meet the requirements demanded for the official market. The total market capitalization of the Dutch equity markets was approximately US$652 billion as of September 30, 2007.

The Netherlands' chief industries are predominantly in petroleum refining, chemicals, financial services, packaged goods and consumer electronics. Its chief imports consist of metal and engineering products, machinery and transport equipment, chemicals, petroleum, and food processing. The Netherlands' chief exports consist of machinery and equipment, chemicals, fuels and foodstuffs.


THE PACIFIC EX-JAPAN EQUITY MARKETS


The Pacific ex-Japan equity markets are comprised of the equity markets from Australia, Hong Kong, New Zealand and
Singapore.


GENERAL BACKGROUND. The following is a general background description of the New Zealand equity market for which there is no iShares MSCI index fund.


NEW ZEALAND. The New Zealand Stock Exchange (the "NZSE") originated in the 1870's. The Sharebrokers Act Amendment 1981 governs the operations of the NZSE.



New Zealand's chief industries are integrated telecommunication services, construction materials, casinos and gaming, airport services, food processing, wood and paper products, textiles, machinery, transportation equipment, banking and insurance, tourism, and mining. Its chief imports consist of machinery and equipment, vehicles and aircraft, petroleum, electronics, textiles, and plastics. New Zealand's chief exports consist of dairy products, meat, wood and wood products, fish and machinery.


THE SINGAPOREAN EQUITY MARKETS


GENERAL BACKGROUND. The Stock Exchange of Singapore (the "SES") was formed in 1973 with the separation of the joint stock exchange with Malaysia, which had been in existence since 1930. The linkage between the SES and the KLSEB (Kuala Lumpur Stock Exchange Bhd) remained strong as many companies in Singapore and Malaysia jointly listed on both exchanges, until the dual listing was terminated. SES has a tiered market, with the formation of the second securities market, SESDAQ (Stock Exchange of Singapore Dealing and Automated Quotation System). SESDAQ was designed to provide an avenue for small and medium-sized companies to raise funds for expansion. In 1990, SES introduced an OTC market known as CLOB (Central Limit Order Book), to allow investors access to international securities listed on foreign exchanges. SES also has a direct link with the National Association of Securities Dealers Automated Quotation ("NASDAQ") system, which was set up in March 1988 to allow traders in the Asian time zone access to selected securities on the U.S. OTC markets. This is made possible through a daily exchange of trading prices and volumes of the stocks quoted on NASDAQ. The Singapore Stock Exchange is one of the most developed in Asia and has a strong international orientation. The total market capitalization of the Singaporean markets was approximately US$331 billion as of September 30, 2007.


Singapore's chief industries are electronics, chemicals, financial services, oil drilling equipment, petroleum refining, rubber processing and rubber products, processed food and beverages, ship repair, offshore platform construction, life sciences and entrepot trade. Its chief imports consist of machinery and equipment, mineral fuels, chemicals, and foodstuffs. Singapore's chief exports consist of machinery and equipment (including electronics), consumer goods, chemicals and mineral fuels.


THE SOUTH AFRICAN EQUITY MARKETS


GENERAL BACKGROUND. The Johannesburg Stock Exchange (the "JSE"), the only stock exchange in South Africa, was initially founded in 1887. The JSE operates an equities market. However, many of the members of the JSE also participate in the trading of bonds and financial futures, with traditional options traded on an OTC basis. Introduced in November 1995, corporate limited liability membership with ownership by non-stockbrokers was established to supplement the present membership of partnerships, unlimited liability corporate members or sole traders. Foreigners are allowed by the JSE to operate as member firms. The total market capitalization of the South African equity markets was approximately US$404 billion as of September 30, 2007.


South Africa's chief industries consist of mining (it is the world's largest producer of platinum, gold, chromium), automobile assembly, metal working, machinery, textile, iron and steel, chemicals, fertilizer and foodstuffs. Its chief imports consist of machinery, foodstuffs and equipment, chemicals, petroleum products and scientific instruments. South Africa's chief exports consist of gold, diamonds, platinum, other metals, minerals, machinery and equipment.


THE SOUTH KOREAN EQUITY MARKETS

GENERAL BACKGROUND. The South Korea Stock Exchange is the only stock exchange in South Korea. The government enacted the Securities and Exchange Law to govern the exchange. It was later amended to impose stricter regulatory measures on the operation of the securities market. The South Korea Securities Settlement Corporation, since renamed the South Korea Depository Corporation
(KSD), acts as the clearing agent for the stock exchange and as the central depository. In 1977, the South Korea Securities Computer Corporation was established as an electronic data processing center for the securities industry to enable members to transmit orders directly to the trading floor. The stock market began to be opened to foreign investors in January 1992. The total market capitalization of the South Korean equity markets was approximately US$997 billion as of September 30, 2007.


South Korea's chief industries are electronics, financial services, telecommunications, automobile production, chemicals, shipbuilding and repair and steel. Its chief imports consist of machinery and equipment, oil, organic chemicals, plastics and transport equipment. South Korea's chief exports consist of semiconductors, wireless telecommunications equipment, motor vehicles, computer equipment, steel, ships, and petrochemicals.


THE SPANISH EQUITY MARKETS


GENERAL BACKGROUND. The Securities Market Act (LMV) recognizes the following as official secondary markets: stock exchanges; the public debt market organized by the Bank of Spain; and futures and options markets. Stock exchanges in Spain (Madrid, Bilbao, Barcelona and Valencia) are the official secondary markets which trade shares and convertible bonds or those which grant the right of purchase or subscription. Issuers of shares go to the stock market as the primary market, where they formalize transactions or capital increases. Fixed-income securities (both governmental and private sector debt) are also traded on the stock market. Bonds, Spanish Treasury bills and debt issued by other public administrations and organizations are traded in the public debt market. These securities are also traded at the same time on the stock market, which has a specific trading system for them. The Bank of Spain's Book-Entry Office is responsible for supervising the public debt market. The total market capitalization of the Spanish equity markets was approximately US$934 billion as of September 30, 2007.


Spain's chief industries are textiles and apparel (including footwear), food and beverages, metals and metal manufactures, chemicals, shipbuilding, automobiles, machine tools, and tourism. Its chief imports consist of machinery and equipment, fuels, chemicals, semi finished goods, foodstuffs, consumer goods. Spain's chief exports consist of machinery, motor vehicles; foodstuffs, other consumer goods.


THE SWEDISH EQUITY MARKETS


GENERAL BACKGROUND. Organized trading of securities in Sweden can be traced back to 1776. Although the Stockholm Stock Exchange was founded in 1864, the formation of a stock exchange took place in 1901. There are three different markets for trading shares in Sweden: 1) the dominant market is the A-1 list, for the largest and most heavily traded companies; 2) the over-the-counter market, which is more loosely regulated than the official market and caters to small- and medium-sized companies; and 3) the unofficial parallel market, which deals in unlisted shares, both on and off the exchange floor. The shares most frequently traded on this market are those which have been de-listed from other markets and those that are only occasionally available for trading. On July 1, 1999, the Stockholm Stock Exchange and OM Stockholm merged to create the OM Stockholm Exchange-OM Stockholmsborsen AB. In addition, the Stockholm Stock Exchange and the Copenhagen Stock Exchange have signed an agreement covering a common Nordic securities market, (NOREX). There are also two independent markets for options-the Swedish Options Market (the OM) and the Swedish Options and Futures Exchange (the SOFE), which offer calls, puts and forwards on Swedish stocks and stock market indexes. The total market capitalization of the Swedish equity markets was approximately US$563 billion as of September 30, 2007.


Sweden's chief industries are communications equipment, diversified financial services, wood pulp and paper products, processed foods and industrial & construction machinery. Its chief imports consist of machinery, petroleum and petroleum products, chemicals, motor vehicles, iron and steel; foodstuffs and clothing. Sweden's chief exports consist of machinery, motor vehicles, paper products, pulp and wood, iron and steel products and chemicals.


THE SWISS EQUITY MARKETS


GENERAL BACKGROUND. There are three principal stock exchanges in Switzerland, the largest of which is Zurich, followed by Geneva and Basle. There are three different market segments for the trading of equities in Switzerland. The first is the official market, the second is the semi-official market, and the third is the unofficial market. On the official market, trading takes place among members of the exchange on the official trading floors. Trading in the semi-official market also takes place on the floors of the exchanges, but this market has traditionally been reserved for smaller companies not yet officially accepted on the exchange. Unofficial market trades are conducted by members and non-members alike. Typical trading on this market involves shares with small turnover. Both listed and unlisted securities can, however, be traded on this market.


SWX has facilities for electronic trading in Eurobonds. Repo SWX, the first electronic market for repos with integrated clearing and settlement, was inaugurated in June 1999. In addition, SWX launched a new market segment for emerging- growth companies in July


1999, under the name SWX New Market. Eurex, the first trans-national derivatives market, is a co-operative venture between the SWX Swiss Exchange and Deutsche Borse Ag, each of which holds a 50% stake. Eurex is the largest derivative exchange in the world. The total market capitalization of the Swiss equity markets was approximately US$1.2 trillion as of September 30, 2007.


Switzerland's chief industries are machinery, chemicals, watches, textiles and precision instruments. Its chief imports consist of machinery, chemicals, vehicles, metals, agricultural products, and textiles. Switzerland's chief exports consist of machinery, chemicals, metals, watches and agricultural products.


THE TAIWANESE EQUITY MARKETS


GENERAL BACKGROUND. The Taiwan Stock Exchange, located in Taipei, is the only stock exchange in Taiwan. In the exchange's first year, there were 18 listed companies with an average trading volume of TWD 1,647,760. By 1963, there were 23 listed companies; by 1980, there were 100; and by 2004 there were 669. As listings steadily increased, the market remained stable for several years. Since then, the number of brokerage firms has multiplied and limitations on foreign investors have recently been relaxed. The total market capitalization of the Taiwanese equity markets was approximately US$708 billion as of September 30, 2007.


Taiwan's chief industries are electronics, petroleum refining, chemicals, textiles, iron and steel, machinery, cement and food processing. Its chief imports consist of machinery and electrical equipment, minerals, and precision instruments. Taiwan's chief exports consist of machinery and electrical equipment, metals, textiles, plastics and chemicals.


THE UNITED KINGDOM EQUITY MARKETS


GENERAL BACKGROUND. The U.K. is Europe's largest equity market in terms of aggregate market capitalization. Trading is fully computerized under the SETS System for FTSE-100 (and 83 other) stocks and the Stock Exchange Automated Quotation System operates for international equities. The London Stock Exchange has the largest volume of trading in international equities in the world. The total market capitalization of the United Kingdom equity markets was approximately US$3.8 trillion as of September 30, 2007.


United Kingdom's chief industries are machine tools, electric power equipment, automation equipment, railroad equipment, shipbuilding, aircraft, motor vehicles and parts, electronics and communications equipment, metals, chemicals, coal, petroleum, paper and paper products, food processing, textiles, clothing and other consumer goods. Its chief imports consist of manufactured goods, machinery, fuels and foodstuffs. United Kingdom's chief exports consist of manufactured goods, fuels, chemicals, food, beverages and tobacco.



The MSCI Indexes Generally
The MSCI Indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the Indexes in 1986. In November 1998, Morgan Stanley transferred all rights to the MSCI Indexes to MSCI, Inc. a Delaware corporation of which Morgan Stanley is the majority owner and The Capital Group of Companies, Inc. is the minority shareholder. The MSCI single country standard equity indexes have covered the world's developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.


Local stock exchanges traditionally calculated their own indexes that were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same criteria and calculation methodology across all markets for all single country standard equity indexes, developed and emerging.

MSCI has begun implementing enhancements to the methodology of its current indexes, the MSCI Standard Indexes and the MSCI Small Cap Indexes. MSCI is generally expanding the number of securities included in these indexes, eliminating industry sector classifications in favor of market capitalization size segmentation and eliminating overlapping market capitalization size segmentation among its indexes. These enhancement are being phased in over two stages: 50% of the transition was completed on November 30, 2007 and the remaining transition is expected to be completed on May 30, 2008. MSCI has also combined its MSCI Standard Indexes and MSCI Small Cap Indexes to form the MSCI Global Investable Market Indexes (the "MSCI GIMI"). The MSCI Global Standard Indexes of the MSCI GIMI, which include the MSCI Global Large Cap Indexes and MSCI Global Mid-Cap Indexes, are intended to cover all investable large and mid-cap securities and include approximately 85% of each market's free float-adjusted market capitalization. The MSCI Global Small Cap Indexes of the MSCI GIMI are intended to cover all companies with a market capitalization smaller than that of the companies in the MSCI Global Standard Indexes and include an additional 14% coverage of each market's free-float adjusted market capitalization.


MSCI STANDARD EQUITY INDEXES


WEIGHTING. All single-country MSCI equity indexes are free-float weighted, I.E., companies are included in the indexes at the value of their free public float (free float, multiplied by price). MSCI defines "free float" as total shares excluding shares held by strategic investors and shares subject to foreign ownership restrictions. MSCI's Standard indexes generally seek to include 85% of the free float-adjusted market capitalization of a country's stock market represented in each industry group, of each country.


REGIONAL WEIGHTS. Market capitalization weighting, combined with a consistent target of 85% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets.


SELECTION CRITERIA. MSCIs index construction process involves: (i) defining the equity universe, (ii) adjusting the total market capitalization of all securities in the universe for free float available to foreign investors, (iii) classifying the universe of securities under the Global Industry Classification Standard (the "GICS") and (iv) selecting securities for inclusion according to MSCI's index construction rules and guidelines.


 (i) Defining the Equity Universe. The current index construction process starts at the country level with the identification of all listed securities for that country. MSCI currently creates international equity country indexes for 48 countries. In general, companies and their respective securities are classified as belonging only to the country in which they are incorporated. This allows securities to be sorted distinctly by country. All listed equity securities and listed securities that exhibit characteristics of equity securities, except investment trusts, mutual funds and equity derivatives, are eligible for inclusion in the universe. Shares of non-domiciled companies generally are not eligible for inclusion in the universe.


 (ii) Adjusting the Total Market Capitalization of Securities in the Equity Universe for Free Float. After identifying the universe of securities, MSCI calculates the free float-adjusted market capitalization of each security in that universe using publicly available information. The process of free float adjusting market capitalization involves: (i) defining and estimating the free float available to foreign investors for each security, using MSCI's definition of free float; (ii) assigning a free float- adjustment factor to each security; and (iii) calculating the free float adjusted market capitalization of each security.


 (iii) Classifying Securities Under the GICS. All securities in the equity universe are also assigned to an industry-based hierarchy, the GICS. This comprehensive classification scheme provides a universal approach to industries worldwide and forms the basis for achieving MSCI's objective of broad industry representation in its indexes.


 (iv) Selecting Securities for Index Inclusion. MSCI targets an 85% free float-adjusted market representation level within each industry group, within each country. The security selection process within each industry group is based on the careful analysis of: (i) each company's business activities and the diversification that its securities would bring to the index; (ii) the size (based on free float-adjusted market capitalization) and liquidity of the securities of the company; and (iii) the estimated free float for the company and its individual share classes. MSCI targets for inclusion the most sizable and liquid securities in an industry group. MSCI generally does not consider securities with inadequate liquidity, or securities that do not have an estimated free float greater than 15% unless exclusion of the security of a large company would compromise the index's ability to fully and fairly represent the characteristics of the underlying market.


FREE FLOAT. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float; and (ii) limits on share ownership for foreigners.


Under MSCI's free float-adjustment methodology, a constituent's inclusion factor is equal to its estimated free float rounded up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15% that are included on an exceptional basis, the estimated free float is adjusted to the nearest 1%.


ADDITIONS AND DELETIONS. Potential additions to the indexes are analyzed with respect to their industry group and sub-industry group in order to represent a wide range of economic and business activities. In assessing deletions, it is important that indexes represent the full investment cycle, including both bull and bear markets. Out-of-favor industries and their securities may exhibit declining prices, declining market capitalization, and/or declining market capitalization, and/or declining liquidity yet not be deleted because they continue to be good representatives of their industry group.


MSCI GLOBAL INVESTABLE MARKET INDEXES


WEIGHTING. All single-country indexes of the MSCI GIMI are free-float weighted, I.E., companies are included in the indexes at the value of their free public float (free float multiplied by security price). MSCI defines "free float" as total shares excluding shares held by strategic investors and shares subject to foreign ownership restrictions. Indexes of MSCI's GIMI generally seek to include 99% of the free float-adjusted market capitalization of a single country's stock market.


REGIONAL WEIGHTS. Market capitalization weighting, combined with a consistent target of 99% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except in the developed markets of Europe, where all markets are aggregated into a single market for index construction purposes. Individual country indiexes of the developed markets are derived from the constituents of the MSCI GIMI Europe Index.


SELECTION CRITERIA. MSCI's index construction process involves (i) defining the equity universe, (ii) determining the market investable equity universe for each market, (iii) determining market capitalization size segments for each market and (iv) applying index continuity rules for the standard index.


(i) Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI Global Index Series. Of these countries, 23 are classified as developed markets and 25 as emerging markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. REITs in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (I.E., share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.


(ii) Determining the Equity Universe in Each Market. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.


(iii) Determining Market Capitalization Size Segments for Each Market. In each market MSCI creates an Investable Market Index, Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index. In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:

1. Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index and

2. Achieving consistent market coverage by ensuring that each market's size segment is represented in its proportional weight in the composite universe.


(iv) Index Continuity Rules for the Standard Index. In order to achieve index continuity as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developing market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.

FREE FLOAT. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float; and (ii) limits on share ownership for foreigners.


Under MSCI's free float-adjustment methodology, a constituent's inclusion factor is equal to its estimated free float rounded up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15% that are included on an exceptional basis, the estimated free float is adjusted to the nearest 1%.


PRICE AND EXCHANGE RATES


PRICES. The prices used to calculate all MSCI Indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.


EXCHANGE RATES. MSCI uses the foreign exchange rates published by WM Reuters at 4:00 p.m., London time. MSCI uses WM Reuters rates for all developed and emerging markets. Exchange rates are taken daily at 4:00 p.m., London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4:00 p.m. WM Reuters provides closing bid and offer rates. MSCI uses these rates to calculate the mid-point to five decimal places.


MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM Reuters rate is believed not to be representative for a given currency on a particular day.


CHANGES TO THE INDEXES. The MSCI indexes are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI Indexes involves many aspects, including: (i) additions to, and deletions from, the Indexes; (ii) and changes in number of shares and (iii) changes in inclusion factors as a result of updated free float estimates.


Index maintenance can be described by three broad categories of changes:

  o Annual full country index reviews, conducted on a fixed annual timetable, that systematically re-assess the various dimensions of the equity universe for all countries;

  o Quarterly index reviews, aimed at promptly reflecting other significant market events; and

  o Ongoing event-related changes, such as mergers and acquisitions, which generally are rapidly implemented in the indexes as they occur.


Potential changes in the status of countries (stand-alone, emerging and developed) are normally implemented in one or more phases at the regular annual full country index review and quarterly index review dates.


The annual full country index review for all the MSCI single country standard international equity indexes is carried out once every 12 months and implemented as of the close of the last business day of May. The implementation of changes resulting from a quarterly index review occurs only on three dates throughout the year: as of the close of the last business day of February, August and November. Any single country indexes may be impacted at the quarterly index review. MSCI index additions and deletions due to quarterly index rebalancings are announced at least two weeks in advance.



Investment Limitations

The Board has adopted as fundamental policies the investment objectives of the iShares MSCI Australia Index Fund, iShares MSCI Austria Index Fund, iShares MSCI Brazil Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Netherlands Index Fund,iShares MSCI Pacific ex-Japan Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI South Korea Index Fund, iShares Spain Index Fund, iShares Switzerland Index Fund, iShares Taiwan Index Fund, and iShares United Kingdom Index Fund. However, the Board has adopted as non-fundamental policies the investment objectives of all other Funds discussed in this SAI. Therefore, each of these Funds may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies each Fund's investment restrictions numbered one through nine below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, and (b) more than 50% of outstanding voting securities.


THE ISHARES MSCI AUSTRALIA INDEX FUND, ISHARES MSCI BRAZIL INDEX FUND, ISHARES MSCI CANADA INDEX FUND, ISHARES MSCI GERMANY INDEX FUND, ISHARES MSCI HONG KONG INDEX FUND, ISHARES MSCI MALAYSIA INDEX FUND, ISHARES MSCI NETHERLANDS INDEX FUND, ISHARES MSCI PACIFIC EX-JAPAN INDEX FUND, ISHARES MSCI SINGAPORE INDEX FUND, ISHARES MSCI SOUTH AFRICA INDEX FUND, ISHARES MSCI SOUTH KOREA INDEX FUND, ISHARES SWITZERLAND INDEX FUND AND ISHARES TAIWAN INDEX FUND, WILL NOT:


1. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;


2. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33 1/3% of the value of the Fund's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;


3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the Fund's assets);


4. Purchase a security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer. (This restriction applies to each of the iShares MSCI Singapore Index Fund and iShares MSCI South Korea Index Fund only);


5. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;


6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;


7. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures;


8.   Sell securities short; or


9. Invest in commodities or commodity contracts, except that a Fund may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.


THE ISHARES MSCI AUSTRIA INDEX FUND, ISHARES MSCI BELGIUM INDEX FUND, ISHARES MSCI EMERGING MARKETS INDEX FUND, ISHARES MSCI EMU INDEX FUND, ISHARES MSCI FRANCE INDEX FUND, ISHARES MSCI ITALY INDEX FUND, ISHARES MSCI JAPAN INDEX FUND, ISHARES MSCI MEXICO INDEX FUND, ISHARES MSCI SPAIN INDEX FUND, ISHARES MSCI SWEDEN INDEX FUND AND ISHARES MSCI UNITED KINGDOM INDEX FUND WILL NOT:


1. Make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;


2. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;


3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the Fund's assets);


4. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;


5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;


6. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures;


7.   Sell securities short; or


8. Invest in commodities or commodity contracts, except that a Fund may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.


INDUSTRY CONCENTRATION. Each of the iShares MSCI Singapore Index Fund and iShares MSCI South Korea Index Fund has the following concentration policy:
With respect to the two most heavily weighted industries or groups of industries in its benchmark MSCI Index, a Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Fund does not diverge by more than 10% from the respective weighting of such industry or group of industries in its benchmark MSCI Index. An exception to this policy is that if investment in the stock of a single issuer would account for more than 25% of the Fund, the Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its benchmark MSCI Index. Each Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy. A Fund may not concentrate its investments except as discussed above. The Board has adopted this policy as fundamental, which means that it may not be changed with respect to a Fund without the approval of the holders of a majority of that Fund's outstanding voting securities.


As of September 30, 2007, the following Fund was concentrated (that is, invested 25% or more of its total assets) in the specified industry:



FUND           INDUSTRY OR INDUSTRIES
----------     -----------------------
Singapore      Banks

Each of the iShares MSCI Australia Index Fund, iShares MSCI Austria Index Fund, iShares MSCI Belgium Index Fund, iShares MSCI Brazil Index Fund, iShares MSCI Canada Index Fund, iShares MSCI Emerging Markets Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Index Fund, iShares MSCI Netherlands Index Fund, iShares MSCI Pacific ex-Japan Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund, iShares MSCI Taiwan Index Fund and iShares MSCI United Kingdom Index Fund will not concentrate its investments (I.E., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, the Fund will concentrate to approximately the same extent that its benchmark MSCI Index concentrates in the stocks of such particular industry or group of industries, provided that the Fund will comply with the diversification requirements applicable to regulated investment companies of the IRC, any underlying Treasury regulations or any successor provision.


As of September 30, 2007, each of the following Funds was concentrated (that is, held 25% or more of its total assets) in the specified industries:



FUND           INDUSTRY OR INDUSTRIES
----------     -----------------------
Belgium        Banks
Hong Kong      Real Estate

FUND          INDUSTRY OR INDUSTRIES
---------     -----------------------
Italy         Banks
Malaysia      Banks
Mexico        Telecommunications
Spain         Banks

IN ADDITION TO THE INVESTMENT LIMITATIONS ADOPTED AS FUNDAMENTAL AS SET FORTH ABOVE, EACH FUND OBSERVES THE FOLLOWING RESTRICTIONS, WHICH MAY BE CHANGED BY THE BOARD WITHOUT A SHAREHOLDER VOTE. A FUND WILL NOT:

1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Company may vote the investment securities owned by each Fund in accordance with its views; or

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.


FOR PURPOSES OF THE PERCENTAGE LIMITATION ON EACH FUND'S INVESTMENTS IN ILLIQUID SECURITIES, FOREIGN EQUITY SECURITIES, THOUGH NOT REGISTERED UNDER THE SECURITIES ACT, ARE NOT DEEMED ILLIQUID WITH RESPECT TO EACH FUND IF THEY ARE OTHERWISE READILY MARKETABLE. SUCH SECURITIES ORDINARILY ARE CONSIDERED TO BE "READILY MARKETABLE" IF THEY ARE TRADED ON AN EXCHANGE OR OTHER ORGANIZED MARKET AND ARE NOT LEGALLY RESTRICTED FROM SALE BY THE FUND. BGFA MONITORS THE LIQUIDITY OF RESTRICTED SECURITIES IN EACH FUND'S PORTFOLIO. IN REACHING LIQUIDITY DECISIONS, BGFA CONSIDERS THE FOLLOWING FACTORS:

1.   The frequency of trades and quotes for the security;

2. The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

3.   Dealer undertakings to make a market in the security; and

4. The nature of the security and the nature of the marketplace in which it trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).


If any percentage restriction described above is complied with to at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute in a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.


Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities, and in ADRs based on securities, in its Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.



Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.


For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.



Management

DIRECTORS AND OFFICERS. The Board has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BGFA and other service providers. Each Director serves until his or her successor is duly elected or appointed and qualified.


iShares, Inc., iShares Trust, Master Investment Portfolio ("MIP"), Barclays Global Investors Funds ("BGIF") and Barclays Foundry Investment Trust ("BFIT"), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director also serves as a Trustee for iShares Trust and, as a result, oversees a total of 147 Funds within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF, MIP and, as a result, oversees an additional 24 portfolios within the fund complex. The address of each Trustee and officer, is c/o Barclays Global Investors, N.A. 45 Fremont Street, San Francisco, CA 94105. The Board has designated George G.C. Parker as its Lead Independent Director.


DIRECTORS AND OFFICERS



                                                         PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
 NAME (YEAR OF BIRTH)          POSITION                  DURING THE PAST 5 YEARS                     HELD BY DIRECTOR
---------------------- ------------------------ ---------------------------------------- ---------------------------------------
INTERESTED DIRECTORS
Lee T. Kranefuss/1/    Director and             Chief Executive Officer, iShares         Trustee (since 2003) of iShares Trust;
(1961)                 Chairman (since          Intermediary Index and Market Group      Trustee (since 2001) of BGIF and
                       2003).                   of BGI (since 2005); Chief Executive     MIP; Director (since 2003) of BGI
                                                Officer of the Intermediary Investor     Cayman Prime Money Market Fund,
                                                and Exchange Traded Products             Ltd.
                                                Business of BGI (2003-2005); Director
                                                of Barclays Global Fund Advisors
                                                (since 2005); Director, President and
                                                Chief Executive Officer of Barclays
                                                Global Investors International, Inc.
                                                (since 2005); Director and Chairman
                                                of Barclays Global Investors Services
                                                (since 2005); Chief Executive Officer
                                                of the Individual Investor Business of
                                                BGI (1999-2003).
John E. Martinez/1/    Director (since 2003).   Co-Chief Executive Officer of Global     Trustee (since 2003) of iShares Trust;
(1962)                                          Index and Markets Group of BGI           Director (since 2005) of Real Estate
                                                (2001-2003); Chairman of Barclays        Equity Exchange.
                                                Global Investors Services (2000-2003).

-------

/1/Lee T. Kranefuss and John E. Martinez are deemed to be "interested persons" (as defined in the 1940 Act) of the Company due to their affiliations with BGFA, the Funds' investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

                             INDEPENDENT DIRECTORS



 NAME (YEAR OF BIRTH)          POSITION
---------------------- ------------------------
George G.C. Parker     Director (since 2000);
(1939)                 Lead Independent
                       Director (since 2006)
Cecilia H. Herbert     Director (since 2005).
(1949)
Charles A. Hurty       Director (since 2005).
(1943)
John E. Kerrigan       Director (since 2005).
(1955)
Robert H. Silver       Director (since March
(1955)                 2007).



                                PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIPS
 NAME (YEAR OF BIRTH)           DURING THE PAST 5 YEARS                       HELD BY DIRECTOR
---------------------- ----------------------------------------- -----------------------------------------
George G.C. Parker     Dean Witter Distinguished Professor of    Trustee (since 2002) of iShares Trust;
(1939)                 Finance, Emeritus, Stanford               Director (since 1996) of Continental
                       University: Graduate School of            Airlines, Inc.; Director (since 1995) of
                       Business (since 1994).                    Community First Financial Group;
                                                                 Director (since 1999) of Tejon Ranch
                                                                 Company; Director (since 2004) of
                                                                 Threshold Pharmaceuticals; Director
                                                                 (since 2007) of NETGEAR, Inc.
Cecilia H. Herbert     Member of Finance Council and Chair       Trustee (since 2005) of iShares Trust.
(1949)                 of Investment Committee (1994-2005)
                       Archdiocese of San Francisco; Director
                       (since 1998) and President (since
                       2007) of the Board of Directors,
                       Catholic Charities CYO; Trustee
                       (2004-2005) of Pacific Select Funds;
                       Trustee (1992-2003) of the
                       Montgomery Funds; Trustee (since
                       2005) and Chair of Finance and
                       Investment Committees (since 2006) of
                       the Thacher School.
Charles A. Hurty       Retired; Partner, KPMG, LLP (1968-        Trustee (since 2005) of iShares Trust;
(1943)                 2001).                                    Director (since 2002) of GMAM
                                                                 Absolute Return Strategy Fund (1
                                                                 portfolio); Director (since 2002) of
                                                                 Citigroup Alternative Investments
                                                                 Multi-Adviser Hedge Fund Portfolios
                                                                 LLC (1 portfolio); Director (since
                                                                 2005) of CSFB Alternative
                                                                 Investments Fund (6 portfolios).
John E. Kerrigan       Chief Investment Officer, Santa Clara     Trustee (since 2005) of iShares Trust;
(1955)                 University (since 2002); Managing         Member (since 2004) of Advisory
                       Director, Merrill Lynch (1994-2002).      Council for Commonfund Distressed
                                                                 Debt Partners II.
Robert H. Silver       President and Co-Founder of The           Trustee (since March 2007) of iShares
(1955)                 Bravitas Group, Inc. (since 2006);        Trust; Director and Member (since
                       Member, Non-Investor Advisory Board       2006) of the Audit and Compensation
                       of Russia Partners II, LP (since 2006);   Committee of EPAM Systems, Inc.
                       President and Chief Operating Officer
                       (2003-2005) and Director (1999-2005)
                       of UBS Financial Services, Inc.;
                       President and Chief Executive Officer
                       of UBS Services USA, LLC (1999-
                       2005); Managing Director, UBS
                       America, Inc. (2000-2005); Director
                       and Chairman of the YMCA of Greater
                       NYC (since 2001); Broadway Producer
                       (since 2006).

                                   OFFICERS


                                                                PRINCIPAL OCCUPATION(S)
  NAME (YEAR OF BIRTH)              POSITION                    DURING THE PAST 5 YEARS
-----------------------     -----------------------     ---------------------------------------
Michael A. Latham           President (since            Head of Americas iShares (since
(1965)                         2007)                    2007); Chief Operating Officer of the
                                                        Intermediary Investor and Exchange
                                                        Traded Products Business of BGI
                                                        (2003-2007); Director and Chief
                                                        Financial Officer of Barclays Global
                                                        Investors International, Inc. (since
                                                        2005); Director of Mutual Fund
                                                        Delivery in the U.S. Individual
                                                        Investor Business of BGI (1999-2003).
Geoffrey D. Flynn           Treasurer and Chief         Director, Mutual Fund Operations, BGI
(1956)                      Financial Officer           (since 2007); President, Van Kampen
                            (since 2007)                Investors Services (2003-2007);
                                                        Managing Director, Morgan Stanley
                                                        (2002-2007); President, Morgan
                                                        Stanley Trust, FSB (2002-2007).
Eilleen M. Clavere          Secretary                   Head of Legal Administration-IIB,
(1952)                      (since 2007)                BGI (since 2006); Legal Counsel and
                                                        Vice President of Atlas Funds, Atlas
                                                        Advisers, Inc. and Atlas Securities,
                                                        Inc. (2005-2006); Counsel, Kirkpatrick
                                                        & Lockhart LLP (2001-2005).
Ira P. Shapiro (1963)       Vice President and          Associate General Counsel, BGI (since
                            Chief Legal Officer         2004); First Vice President, Merrill
                            (since 2007)                Lynch Investment Managers (1993-
                                                              2004).
Amy Schioldager             Executive Vice              Head of U.S. Indexing, BGI (since
(1962)                      President (since            2006); Head of Domestic Equity
                               2007)                    Portfolio Management, BGI (2001-
                                                              2006).
H. Michael Williams         Executive Vice              Head, Global Index and Markets
(1960)                      President (since            Group of BGI (since 2006); Global
                               2007)                    Head of Securities Lending of BGI
                                                        ( 2002-2006).
Patrick O'Connor            Vice President (since       Head of iShares Portfolio
(1967)                         2007)                    Management, BGI (since 2006); Senior
                                                        Portfolio Manager, BGI (since 1999).
Lee Sterne (1965)           Vice President (since       Senior Portfolio Manager, BGI (since
                               2007)                    2004); Portfolio Manager, BGI (2001-
                                                              2004).
Matt Tucker (1972)          Vice President (since       Head of U.S. Fixed Income Investment
                               2007)                    Solutions, BGI (since 2005); Fixed
                                                        Income Investment Strategist, BGI
                                                        (2003-2005); Fixed Income Portfolio
                                                        Manager, BGI (1997-2003).


The following table sets forth, as of December 31, 2006, the dollar range of equity securities beneficially owned by each Director in the Funds and in other registered investment companies overseen by the Director within the same family of investment companies as the Company:


                                                                                                   AGGREGATE DOLLAR RANGE
                                                                                                 OF EQUITY SECURITIES IN ALL
                                                                                                   REGISTERED IINVESTMENT
                                                                                                    COMPANIES OVERSEEN BY
                                                                        DOLLAR RANGE OF EQUITY      DIRECTOR IN FAMILY OF
  NAME OF DIRECTOR                          FUND                        SECURITIES IN THE FUND      INVESTMENT COMPANIES
-------------------- ------------------------------------------------- ------------------------ ----------------------------
Lee T. Kranefuss     iShares Lehman 1-3 Year Treasury Bond Fund        $50,001-$100,000         Over $100,000
                     iShares Russell 3000 Index Fund                   Over $100,000
                     iShares iBoxx $ Investment Grade Corporate Bond   $ 10,001-$50,000
                     Fund
                     iShares Dow Jones Select Dividend Index Fund      $ 10,001-$50,000
John E. Martinez     iShares MSCI EAFE Index Fund                      Over $100,000            Over $100,000
                     iShares Russell 1000 Index Fund                   Over $100,000
                     iShares Russell 1000 Value Index Fund             Over $100,000
                     iShares Russell 2000 Index Fund                   Over $100,000
                     iShares S&P 500 Index Fund                        Over $100,000
George G.C. Parker   iShares Dow Jones Select Dividend Index Fund      Over $100,000            Over $100,000
                     iShares FTSE/Xinhua China 25 Index Fund           Over $100,000
                     iShares iBoxx $ Investment Grade                  Over $100,000
                     Corporate Bond Fund
                     iShares Lehman 1-3 Year Treasury Bond Fund        $ 1-$10,000
                     iShares MSCI EAFE Index Fund                      Over $100,000
                     iShares MSCI Emerging Markets Index Fund          Over $100,000
                     iShares MSCI Mexico Index Fund                    Over $100,000
                     iShares Russell 1000 Value Index Fund             Over $100,000
                     iShares Russell 2000 Index Fund                   $50,001-$100,000
                     iShares Russell 2000 Value Index Fund             Over $100,000
                     iShares S&P 100 Index Fund                        Over $100,000
                     iShares S&P 500 Index Fund                        Over $100,000
                     iShares S&P 500 Growth Index Fund                 $ 10,001-$50,000
                     iShares S&P 500 Value Index Fund                  Over $100,000
                     iShares S&P Midcap 400 Value Index Fund           Over $100,000
                     iShares S&P Global 100 Index Fund                 $ 10,001-$50,000
Cecilia H. Herbert   iShares MSCI Hong Kong Index Fund                 $ 10,001-$50,000         Over $100,000
                     iShares MSCI Japan Index Fund                     $ 10,001-$50,000
                     iShares Dow Jones Consumer Goods Sector Index     $ 10,001-$50,000
                     Fund
                     iShares FTSE/Xinhua China 25 Index Fund           $  10,001-50,000
                     iShares S&P 500 Index Fund                        Over $100,000

                                                                                                       AGGREGATE DOLLAR RANGE
                                                                                                     OF EQUITY SECURITIES IN ALL
                                                                                                       REGISTERED IINVESTMENT
                                                                                                        COMPANIES OVERSEEN BY
                                                                          DOLLAR RANGE OF EQUITY        DIRECTOR IN FAMILY OF
 NAME OF DIRECTOR                           FUND                          SECURITIES IN THE FUND        INVESTMENT COMPANIES
------------------   -------------------------------------------------   ------------------------   ----------------------------
Charles A. Hurty     iShares S&P 500 Index Fund                          $10,001-$50,000            Over $100,000
                     iShares FTSE/Xinhua China 25 Index Fund             $10,001-$50,000
                     iShares Dow Jones Financial Sector Index Fund       $10,001-$50,000
                     iShares Dow Jones U.S. Energy Sector Index Fund     $10,001-$50,000
                     iShares Dow Jones U.S. Technology Sector Index      $10,001-$50,000
                     Fund
                     iShares MSCI EAFE Index Fund                        $10,001-$50,000
                     iShares MSCI Japan Index Fund                       $10,001-$50,000
John E. Kerrigan     iShares Russell 1000 Index Fund                     Over $100,000              Over $100,000
                     iShares MSCI Japan Index Fund                       Over $100,000
                     iShares MSCI Pacific ex-Japan Index Fund            Over $100,000
                     iShares MSCI EAFE Index Fund                        Over $100,000
Robert H. Silver     iShares Russell 2000 Index Fund                     Over $100,000              Over $100,000
                     iShares MSCI EAFE Index Fund                        $10,001-$50,000


As of December 31, 2006, none of the Directors who are not interested persons (as defined in the 1940 Act) of the Company ("Independent Directors") or their immediate family members owned beneficially or of record any securities of BGFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under control with BGFA or the Distributor.


COMMITTEES OF THE BOARD OF DIRECTORS.


Each Independent Director serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Company's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Company; (ii) in its oversight of the Company's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Company's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the calendar year ended December 31, 2006.


The Nominating and Governance Committee nominates individuals for Independent Director membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Director; (ii) recommending to the Board and current Independent Directors the nominee(s) for appointment as an Independent Director by the Board and current Independent Directors and/or for election as Independent Directors by shareholders to fill any vacancy for a position of Independent Director(s) on the Board; (iii) recommending to the Board and current Independent Directors the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Director to the Board and current Independent Directors to serve as Lead Independent Director; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Directors for their services as Directors and members or chairpersons of committees of the Board. The Nominating and Governance Committee is not required to consider nominees for the Board who are recommended by shareholders. However, individual shareholder nominees may be considered if the Nominating and Governance Committee deems it appropriate. Prior to September 13, 2006, the Nominating and Governance Committee was known as the Nominating Committee. The Nominating Committee met three times during the calendar year ended December 31, 2006.


REMUNERATION OF DIRECTORS. The Company pays each Independent Director and John Martinez, an Interested Director, an annual fee of $75,000 for meetings of the Board attended by the Director; also the Company pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Director. During the period January 1, 2006 through December 31, 2006, the Company paid each Independent Director and John Martinez, an Interested Director, an annual fee of $60,000 for meetings of the Board attended by the Director; the Company also paid Charles Hurty an annual fee of $12,500 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Director. The Company also reimburses each Director for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and Committee meetings.


The table below sets forth the total compensation paid to each Interested Director for the calendar year ended December 31, 2006:


                                                          PENSION OR
                                    AGGREGATE             RETIREMENT                                         TOTAL
                                  COMPENSATION       BENEFITS ACCRUED AS       ESTIMATED ANNUAL          COMPENSATION
                                    FROM THE           PART OF COMPANY           BENEFITS UPON          FROM THE FUNDS
 NAME OF INTERESTED DIRECTOR         COMPANY             EXPENSES/1/             RETIREMENT/1/        AND FUND COMPLEX/2/
----------------------------     --------------     ---------------------     ------------------     --------------------
Lee T. Kranefuss/3/                  $     0            Not Applicable          Not Applicable             $      0
John E. Martinez                     $60,000            Not Applicable          Not Applicable             $120,000

-------


/1/No Director or officer is entitled to any pension or retirement benefits from the Company.
/2/ Includes compensation for service on the Board of Trustees of iShares
Trust.
/3/Lee Kranefuss was not compensated by the Funds due to his employment with BGI during the time period reflected in the table.


The table below sets forth the total compensation paid to each Independent Director for the calendar year ended December 31, 2006:


                                    AGGREGATE              PENSION OR                                       TOTAL
                                  COMPENSATION   RETIREMENT BENEFITS ACCRUED AS   ESTIMATED ANNUAL      COMPENSATION
                                    FROM THE             PART OF COMPANY            BENEFITS UPON      FROM THE FUNDS
 NAME OF INDEPENDENT DIRECTOR/1/     COMPANY               EXPENSES/2/              RETIREMENT/2/    AND FUND COMPLEX/3/
-------------------------------- -------------- -------------------------------- ------------------ --------------------
Richard K. Lyons/4/                  $50,869             Not Applicable            Not Applicable        $154,413/5/
George G.C. Parker                   $85,000             Not Applicable            Not Applicable        $   170,000
W. Allen Reed/6/                     $36,250             Not Applicable            Not Applicable        $    72,500
Cecilia H. Herbert                   $60,000             Not Applicable            Not Applicable        $   120,000
Charles A. Hurty                     $66,250             Not Applicable            Not Applicable        $   132,500
John E. Kerrigan                     $60,000             Not Applicable            Not Applicable        $   120,000

-------

/1/Compensation is not shown for Robert H. Silver because he was appointed to serve as Independent Director of the Company effective March 9, 2007.
2No Director or officer is entitled to any pension or retirement benefits from the Company.
/3/ Includes compensation for service on the Board of Trustees of iShares
Trust.
/4/ Served as Director through November 6, 2006.
/5/ Includes compensation as Trustee for BGIF, MIP and BFIT investment companies with 24 funds also advised by BGFA and/or for which BGFA provides administration services.
/6/ Served as Director through June 30, 2006.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.


The Directors and officers of the Company collectively owned less than 1% of each of the Funds' outstanding shares as of November 30, 2007.


Although the Company does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of November 30, 2007, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:


                                                                                 PERCENTAGE
               FUND                                    NAME                     OF OWNERSHIP
---------------------------------- ------------------------------------------- -------------
iShares MSCI Australia Index Fund  Citigroup Global Markets Inc.                    11.36%
                                   Charles Schwab & Co., Inc.                      11.04%%
                                   National Financial Services LLC                  10.38%
                                   Brown Brothers Harriman & Co.                     7.18%
iShares MSCI Austria Index Fund    Barclays Global Investors, N.A. /                18.45%
                                   Investors Bank & Trust Company
                                   National Financial Services LLC                  10.84%
                                   Charles Schwab & Co., Inc.                        8.17%
                                   Citigroup Global Markets Inc.                     6.62%
                                   Brown Brothers Harriman & Co.                     5.39%
                                   Ameritrade, Inc.                                  5.20%
                                   Citibank, N.A.                                    5.15%
iShares MSCI Belgium Index Fund    Citigroup Global Markets Inc.                    47.80%
                                   JPMorgan Chase Bank, National Association        11.65%
                                   Bear, Stearns Securities Corp.                    9.20%
iShares MSCI Brazil Index Fund     Brown Brothers Harriman & Co.                    13.66%
                                   National Financial Services LLC                   7.66%
                                   The Bank of New York                              6.04%
                                   Charles Schwab & Co., Inc.                        5.79%
                                   Citigroup Global Markets Inc.                     5.18%
                                   Citibank, N.A.                                    5.16%
iShares MSCI Canada Index Fund     Brown Brothers Harriman & Co.                    10.75%
                                   Charles Schwab & Co., Inc.                        8.12%
                                   The Bank of New York                              7.57%
                                   National Financial Services LLC                   7.39%
                                   State Street Bank and Trust Company               5.48%
iShares MSCI Emerging Markets      State Street Bank and Trust Company              10.11%
  Index Fund
                                   Charles Schwab & Co., Inc.                        7.61%
                                   Brown Brothers Harriman & Co.                     5.79%
                                   National Financial Services LLC                   5.48%
iShares MSCI EMU Index Fund        Deutsche Bank Securities Inc./Cedear             28.03%
                                   Brown Brothers Harriman & Co.                    10.97%
                                   Charles Schwab & Co., Inc.                        9.16%
                                   National Financial Services LLC                   5.63%
iShares MSCI France Index Fund     A.G. Edwards & Sons, Inc.                        13.54%
                                   Citibank, N.A.                                   12.32%
                                   Brown Brothers Harriman & Co.                     9.36%
                                   Bear, Stearns Securities Corp.                    6.95%
                                   JPMorgan Chase Bank, National Association         5.19%

                                                                                  PERCENTAGE
                FUND                                    NAME                     OF OWNERSHIP
----------------------------------- ------------------------------------------- -------------
iShares MSCI Germany Index Fund     Brown Brothers Harriman & Co.                    12.04%
                                    State Street Bank and Trust Company               9.38%
                                    Charles Schwab & Co., Inc.                        8.33%
                                    National Financial Services LLC                   7.11%
                                    The Bank of New York                              6.70%
                                    Goldman, Sachs &Co.                               5.97%
iShares MSCI Hong Kong Index Fund   Charles Schwab & Co., Inc.                       10.45%
                                    Brown Brothers Harriman & Co.                    10.43%
                                    National Financial Services LLC                   7.04%
                                    Citibank, N.A.                                    5.64%
                                    Morgan Stanley & Co. Incorporated                 5.27%
iShares MSCI Italy Index Fund       Bear, Stearns Securities Corp.                   15.91%
                                    Citibank, N.A.                                   14.92%
                                    JPMorgan Chase Bank, National Association        11.30%
                                    Citigroup Global Markets Inc.                     6.93%
iShares MSCI Japan Index Fund       Charles Schwab & Co., Inc.                        9.13%
                                    Merrill Lynch Safekeeping                         7.07%
                                    The Bank of New York                              6.95%
                                    UBS Financial Services LLC                        6.59%
                                    Brown Brothers Harriman & Co.                     6.20%
                                    Citigroup Global Markets Inc.                     6.13%
iShares MSCI Malaysia Index Fund    Citigroup Global Markets Inc.                    16.71%
                                    Brown Brothers Harriman & Co.                    12.09%
                                    The Bank of New York                              6.66%
                                    National Financial Services LLC                   6.32%
                                    Charles Schwab & Co., Inc.                        6.26%
iShares MSCI Mexico Index Fund      Morgan Stanley & Co. Incorporated                13.19%
                                    Citibank, N.A.                                    9.43%
                                    Brown Brothers Harriman & Co.                     6.39%
                                    BNY/Standard Bank London LTD                      6.08%
                                    Barclays Global Investors, N.A. /                 5.94%
                                    Investors Bank & Trust Company
                                    Charles Schwab & Co., Inc.                        5.66%
                                    National Financial Services LLC                   5.56%
iShares MSCI Netherlands Index Fund A.G. Edwards & Sons, Inc.                        27.50%
                                    State Street Bank and Trust Company               5.23%
iShares MSCI Pacific ex-Japan       Brown Brothers Harriman & Co.                    11.42%
  Index Fund
                                    Charles Schwab & Co., Inc.                        9.06%
                                    National Financial Services LLC                   6.92%
                                    Citibank, N.A.                                    6.44%

                                                                                   PERCENTAGE
                FUND                                    NAME                      OF OWNERSHIP
----------------------------------- -------------------------------------------- -------------
                                    The Bank of New York                              5.90%
iShares MSCI Singapore Index Fund   Charles Schwab & Co., Inc.                       12.24%
                                    Brown Brothers Harriman & Co.                    10.64%
                                    National Financial Services LLC                  10.51%
                                    Pershing LLC                                      5.67%
                                    Citibank, N.A.                                    5.07%
iShares MSCI South Africa Index     State Street Bank and Trust Company              20.51%
  Fund
                                    A.G. Edwards & Sons, Inc.                         8.57%
                                    Brown Brothers Harriman & Co.                     8.57%
                                    The Northern Trust Company                        7.80%
                                    The Bank of New York                              7.40%
                                    Mellon Trust of New England,                      5.39%
                                    National Association
iShares MSCI South Korea Index Fund The Bank of New York                             19.93%
                                    Brown Brothers Harriman & Co.                    12.25%
                                    State Street Bank and Trust Company               7.23%
                                    Charles Schwab & Co., Inc.                        5.32%
iShares MSCI Spain Index Fund       Citigroup Global Markets Inc.                    24.27%
                                    A.G. Edwards & Sons                              10.71%
                                    Brown Brothers Harriman & Co.                    10.61%
                                    The Bank of New York                              9.49%
                                    Morgan Stanley & Co. Incorporated                 6.61%
                                    National Financial Services LLC                   5.50%
iShares MSCI Sweden Index Fund      Citibank, N.A.                                   11.25%
                                    Goldman, Sachs & Co.                              8.51%
                                    National Financial Services LLC                   7.36%
                                    Brown Brothers Harriman & Co.                     6.52%
                                    Charles Schwab & Co., Inc.                        6.28%
                                    JP Morgan Chase Bank, National Association        6.03%
                                    Citigroup Global Markets Inc.                     5.12%
iShares MSCI Switzerland Index Fund Brown Brothers Harriman & Co.                    14.42%
                                    National Financial Services LLC                   9.41%
                                    Charles Schwab & Co., Inc.                        7.13%
                                    JP Morgan Chase Bank, National Association        6.62%
                                    The Bank of New York                              6.23%
iShares MSCI Taiwan Index Fund      Brown Brothers Harriman & Co.                    13.21%
                                    The Bank of New York                             10.76%
                                    Goldman, Sachs & Co.                              8.66%
                                    JP Morgan Chase Bank, National Association        7.71%
                                    Citibank, N.A.                                    5.70%

                                                                            PERCENTAGE
               FUND                                 NAME                   OF OWNERSHIP
---------------------------------- -------------------------------------- -------------
iShares MSCI United Kingdom Index  Deutsche Bank Securities Inc./Cedear        19.48%
  Fund
                                   Brown Brothers Harriman & Co.               11.42%
                                   Bear, Stearns Securities Corp.               5.67%
                                   RBC Dominion Securities, Inc./CDS            5.61%

Investment Advisory, Administrative and Distribution Services
INVESTMENT ADVISER.
 BGFA serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Company and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.


Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Company's Board and in conformity with the stated investment policies of each Fund, manages and administers the Company and the investment of each Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund


For its investment management services to the iShares MSCI Brazil Index Fund iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund effective September 1, 2007 and another iShares fund in the same management fee category, BGFA is paid management fees equal to each of those fund's allocable portion of: 0.74% per year of the aggregate net assets of those funds less than or equal to $2 billion, plus 0.69% per year of the aggregate net assets of those funds between $2 billion and up to $4 billion, plus 0.64% per year of the aggregate net assets of those Funds between $4 billion and $8 billion, plus 0.57 per year of the aggregate net assets of those Funds in excess of $8 billion; for its investment management services to the iShares MSCI Pacific ex-Japan Index Fund, BGFA is paid management fees equal to 0.50% per year of the net assets of that Fund. For its investment management services to the iShares MSCI Emerging Markets Index Fund and another iShares fund in the same management fee category, BGFA is paid management fees equal to 0.75% per year of the aggregate net assets of those funds less than or equal to $14.0 billion, plus 0.68% per year of the aggregate net assets of those funds between $14.0 billion and up to $28.0 billion, plus 0.61% per year of the aggregate net assets of those funds in excess of $28.0 billion. For its investment management services,effective September 1, 2007,to the remaining Funds and other iShares funds in the same management fee category, BGFA is paid a fee equal to each of those fund's allocable portion of: 0.59% per year of the aggregate net assets of those fundsless than or equal to $7.0 billion, plus 0.54% per year of the aggregate net assets of the those funds between $7.0 billion and up to $11.0 billion, plus 0.49% per year of the aggregate net assets of those funds between $11.0 billion and up to $24.0 billion, plus 0.44% per year of the aggregate net assets of those funds in excess of $24.0 billion.



Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense taxes, brokerage expenses, distribution fees or expenses and extraordinary expenses. For its investment management services to each Fund, BGFA is paid a management fee at the annual rates (as a percentage of such Fund's average net assets) listed below:



                                                                       MANAGEMENT        MANAGEMENT        MANAGEMENT
                                                                        FEES PAID         FEES PAID        FEES PAID
                                                                       FOR FISCAL        FOR FISCAL        FOR FISCAL
                                                          FUND         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                       MANAGEMENT      INCEPTION       AUGUST 31,        AUGUST 31,        AUGUST 31,
FUND                                       FEE            DATE            2007              2006              2005
----------------------------------    ------------    -----------    --------------    --------------    -------------
iShares MSCI Australia Index Fund          0.51%       03/12/96       $  5,418,181      $ 2,886,094       $ 1,684,365
iShares MSCI Austria Index Fund            0.51%       03/12/96       $  2,601,711      $ 1,657,316       $   891,196
iShares MSCI Belgium Index Fund            0.51%       03/12/96       $  1,332,129      $   479,965       $   298,236
iShares MSCI Brazil Index Fund             0.68%       07/10/00       $ 21,514,644      $11,373,859       $ 2,897,738
iShares MSCI Canada Index Fund             0.52%       03/12/96       $  5,946,553      $ 4,487,238       $ 1,934,001
iShares MSCI Emerging Markets              0.74%       04/07/03       $114,234,720      $81,638,096       $31,573,428
  Index Fund

                                                                        MANAGEMENT        MANAGEMENT        MANAGEMENT
                                                                         FEES PAID         FEES PAID         FEES PAID
                                                                        FOR FISCAL        FOR FISCAL        FOR FISCAL
                                                           FUND         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                        MANAGEMENT      INCEPTION       AUGUST 31,        AUGUST 31,        AUGUST 31,
FUND                                        FEE            DATE            2007              2006              2005
-----------------------------------    ------------    -----------    --------------    --------------    --------------
iShares MSCI EMU Index Fund                 0.51%       07/25/00       $12,839,319       $ 6,044,452       $ 2,700,971
iShares MSCI France Index Fund              0.51%       03/12/96       $ 1,269,129       $   615,785       $   360,949
iShares MSCI Germany Index Fund             0.51%       03/12/96       $ 6,219,398       $ 3,393,583       $   966,395
iShares MSCI Hong Kong Index Fund           0.52%       03/12/96       $ 6,192,082       $ 4,007,032       $ 3,327,704
iShares MSCI Italy Index Fund               0.52%       03/12/96       $ 1,055,455       $   454,018       $   211,190
iShares MSCI Japan Index Fund               0.52%       03/12/96       $70,930,669       $67,470,595       $36,714,546
iShares MSCI Malaysia Index Fund            0.51%       03/12/96       $ 3,843,835       $ 2,225,756       $ 1,738,119
iShares MSCI Mexico Index Fund              0.51%       03/12/96       $ 6,123,156       $ 2,439,770       $ 1,265,701
iShares MSCI Netherlands Index Fund         0.51%       03/12/96       $ 1,140,068       $   475,006       $   269,795
iShares MSCI Pacific ex-Japan               0.50%       10/25/01       $14,285,783       $ 9,175,781       $ 5,536,961
  Index Fund
iShares MSCI Singapore Index Fund           0.51%       03/21/96       $ 7,038,174       $ 2,583,523       $ 1,132,585
iShares MSCI South Africa Index             0.68%       02/03/03       $ 2,554,012       $ 2,039,466       $   959,383
  Fund
iShares MSCI South Korea Index Fund         0.68%       05/09/00       $12,507,997       $10,213,486       $ 3,815,173
iShares MSCI Spain Index Fund               0.51%       03/12/96       $ 2,757,796       $   564,200       $   343,145
iShares MSCI Sweden Index Fund              0.51%       03/12/96       $ 2,071,508       $   601,452       $   315,269
iShares MSCI Switzerland Index Fund         0.51%       03/12/96       $ 1,413,051       $   743,036       $   330,809
iShares MSCI Taiwan Index Fund              0.68%       06/20/00       $15,295,138       $11,442,524       $ 5,030,229
iShares MSCI United Kingdom Index           0.51%       03/12/96       $ 5,507,753       $ 3,483,995       $ 2,930,931
  Fund

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund are terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days' notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).


Current interpretations of federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Company but (ii) do not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Funds or from purchasing iShares as agent for and upon the order of a customer.


BGFA believes that it may perform advisory and related services for the Company without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Company. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.


If current restrictions on bank activities with mutual funds were relaxed, BGFA or its affiliates would consider performing additional services for the Company. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA or its affiliates might offer to provide additional services.


PORTFOLIO MANAGERS. The individuals named as Portfolio Managers in a Fund's prospectus were also primarily responsible for the day-to-day management of certain types of other iShares Funds and certain other portfolios and/or accounts in addtion to the Funds, as indicated in the tables below as of October 31, 2007:

DIANE HSIUNG
TYPES OF ACCOUNTS                           NUMBER              TOTAL ASSETS
----------------------------------     ----------------     -------------------
Registered Investment Companies               24             $311,024,000,000
Other Pooled Investment Vehicles               1             $    235,000,000
Other Accounts                                 5             $  1,365,000,000
Accounts with Incentive-Based Fee             N/A                   N/A
  Arrangements



GREG SAVAGE
TYPES OF ACCOUNTS                           NUMBER              TOTAL ASSETS
----------------------------------     ----------------     -------------------
Registered Investment Companies               124            $311,024,000,000
Other Pooled Investment Vehicles                1            $    235,000,000
Other Accounts                                  6            $  1,365,000,000
Accounts with Incentive-Based Fee             N/A                   N/A
  Arrangements


Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Funds, the other portfolios or accounts managed by the Portfolio Managers generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest that may result in the Portfolio Manager's favoring those portfolios or accounts with incentive-based fee arrangements.


The below table reflects, for each Portfolio Manager, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees for those portfolios or accounts are based on the performance of those portfolios or accounts, as of October 31, 2007:



DIANE HSIUNG
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH               AGGREGATE
TYPES OF ACCOUNTS                      PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
---------------------------------     --------------------------     ----------------
Registered Investment Companies                  N/A                       N/A
Other Pooled Investment Vehicles                 N/A                       N/A
Other Accounts                                   N/A                       N/A

                                       35

GREG SAVAGE
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH               AGGREGATE
TYPES OF ACCOUNTS                      PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
---------------------------------     --------------------------     ----------------
Registered Investment Companies                  N/A                       N/A
Other Pooled Investment Vehicles                 N/A                       N/A
Other Accounts                                   N/A                       N/A

As of October 31, 2007, with respect to all Funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers receive a salary and are eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including, but not limited to, the Portfolio Manager's title, scope of responsibilities, experience and knowledge. The Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager's business unit, and an assessment of the Portfolio Manager's individual performance. The Portfolio Manager's salary and annual bonus are paid in cash. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA Section 401(a))" as so specified under the terms of BGI's Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.

Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under the CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.


A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.


As of October 31, 2007, the Portfolio Managers beneficially owned shares of the Funds in the amounts reflected in the following tables:


DIANE HSIUNG
                                                                            DOLLAR RANGE
                                       --------------------------------------------------------------------------------------
                                                                  $10,001       $50,001      $100,001      $500,001      OVER
                                        NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                   ------    ------------    ---------    ----------    ----------    ----------    -----
iShares MSCI Australia Index Fund         X
iShares MSCI Austria Index Fund                                     X
iShares MSCI Belgium Index Fund           X
iShares MSCI Brazil Index Fund            X
iShares MSCI Canada Index Fund            X
iShares MSCI Emerging Markets             X
  Index Fund
iShares MSCI EMU Index Fund               X
iShares MSCI France Index Fund            X
iShares MSCI Germany Index Fund           X
iShares MSCI Hong Kong Index Fund         X
iShares MSCI Italy Index Fund             X
iShares MSCI Japan Index Fund             X
iShares MSCI Malaysia Index Fund          X
iShares MSCI Mexico Index Fund            X
iShares MSCI Netherlands Index Fund       X
iShares MSCI Pacific ex-Japan             X
  Index Fund

DIANE HSIUNG
                                                                            DOLLAR RANGE
                                       --------------------------------------------------------------------------------------
                                                                  $10,001       $50,001      $100,001      $500,001      OVER
                                        NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                   ------    ------------    ---------    ----------    ----------    ----------    -----
iShares MSCI Singapore Index Fund         X
iShares MSCI South Africa Index           X
  Fund
iShares MSCI South Korea Index Fund                    X
iShares MSCI Spain Index Fund             X
iShares MSCI Sweden Index Fund            X
iShares MSCI Switzerland Index Fund       X
iShares MSCI Taiwan Index Fund            X
iShares MSCI United Kingdom Index         X
  Fund


GREG SAVAGE
                                                                            DOLLAR RANGE
                                       --------------------------------------------------------------------------------------
                                                                  $10,001       $50,001      $100,001      $500,001      OVER
                                        NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                   ------    ------------    ---------    ----------    ----------    ----------    -----
iShares MSCI Australia Index Fund         X
iShares MSCI Austria Index Fund           X
iShares MSCI Belgium Index Fund           X
iShares MSCI Brazil Index Fund            X
iShares MSCI Canada Index Fund                         X
iShares MSCI Emerging Markets                                        X
  Index Fund
iShares MSCI EMU Index Fund               X
iShares MSCI France Index Fund            X
iShares MSCI Germany Index Fund           X
iShares MSCI Hong Kong Index Fund         X
iShares MSCI Italy Index Fund             X
iShares MSCI Japan Index Fund             X
iShares MSCI Malaysia Index Fund          X
iShares MSCI Mexico Index Fund            X
iShares MSCI Netherlands Index Fund       X
iShares MSCI Pacific ex-Japan             X
  Index Fund
iShares MSCI Singapore Index Fund         X
iShares MSCI South Africa Index           X
  Fund
iShares MSCI South Korea Index Fund       X
iShares MSCI Spain Index Fund             X
iShares MSCI Sweden Index Fund            X
iShares MSCI Switzerland Index Fund       X
iShares MSCI Taiwan Index Fund            X
iShares MSCI United Kingdom Index         X
  Fund

CODES OF ETHICS. The Company, BGFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent for the Funds. State Street's principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to an Administration Agreement with the Company, State Street provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Company and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Company, State Street maintains in separate accounts cash, securities and other assets of the Company and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Company, to deliver securities held by State Street and to make payments for securities purchased by the Company for each Fund. Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Company, State Street acts as a transfer agent for each Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Company. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the iShares MSCI Singapore Index Fund directly and by BGFA from its management fee for all Funds other than iShares MSCI Singapore Index Fund.


The following table sets forth the administration, transfer agency and custodian expenses of each Fund for the periods noted below:



                                                             CUSTODY,               CUSTODY,               CUSTODY,
                                                          ADMINISTRATION,        ADMINISTRATION,       ADMINISTRATION,
                                                          TRANSFER AGENCY        TRANSFER AGENCY       TRANSFER AGENCY
                                                             EXPENSES               EXPENSES               EXPENSES
                                                            PAID DURING            PAID DURING           PAID DURING
                                            FUND            FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
                                         INCEPTION       ENDED AUGUST 31,       ENDED AUGUST 31,       ENDED AUGUST 31,
FUND                                        DATE               2007                   2006                   2005
-----------------------------------     -----------     ------------------     ------------------     -----------------
iShares MSCI Australia Index Fund        03/12/96           $  266,529             $  150,869             $  124,478
iShares MSCI Austria Index Fund          03/12/96           $  161,631             $  112,148             $   69,922
iShares MSCI Belgium Index Fund          03/12/96           $   60,170             $   27,553             $   23,452
iShares MSCI Brazil Index Fund           07/10/00           $5,102,401             $2,905,664             $  701,615
iShares MSCI Canada Index Fund           03/12/96           $  135,281             $  123,094             $   75,004
iShares MSCI Emerging Markets            04/07/03           $5,707,078             $4,669,932             $2,182,043
  Index Fund
iShares MSCI EMU Index Fund              07/25/00           $  508,751             $  273,106             $  174,024
iShares MSCI France Index Fund           03/12/96           $   72,818             $   53,830             $   35,604
iShares MSCI Germany Index Fund          03/12/96           $  168,144             $  103,850             $   43,872
iShares MSCI Hong Kong Index Fund        03/12/96           $  188,508             $  129,584             $  153,483
iShares MSCI Italy Index Fund            03/12/96           $   46,124             $   23,520             $   17,473
iShares MSCI Japan Index Fund            03/12/96           $1,047,176             $1,289,942             $1,065,863
iShares MSCI Malaysia Index Fund         03/12/96           $  577,302             $  324,031             $  272,377
iShares MSCI Mexico Index Fund           03/12/96           $  652,627             $  264,467             $  144,004
iShares MSCI Netherlands Index Fund      03/12/96           $   42,313             $   22,455             $   18,363
iShares MSCI Pacific ex-Japan            10/25/01           $  711,922             $  485,576             $  381,149
  Index Fund
iShares MSCI Singapore Index Fund        03/12/96           $  753,276             $  273,375             $  156,637
iShares MSCI South Africa Index          02/03/03           $  181,744             $  161,664             $   87,883
  Fund
iShares MSCI South Korea Index Fund      05/09/00           $1,485,700             $1,228,569             $  481,920
iShares MSCI Spain Index Fund            03/12/96           $  116,348             $   30,141             $   22,805
iShares MSCI Sweden Index Fund           03/12/96           $   94,767             $   39,219             $   27,529
iShares MSCI Switzerland Index Fund      03/12/96           $   63,264             $   38,265             $   22,281
iShares MSCI Taiwan Index Fund           06/20/00           $2,523,403             $1,880,480             $  833,718
iShares MSCI United Kingdom Index        03/12/96           $  105,612             $   84,541             $   96,550
  Fund

DISTRIBUTOR. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Company pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the applicable Prospectus and below in the CREATION AND REDEMPTION OF CREATION UNITS section. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60-days' prior written notice to the other party following (i) the vote of a majority of the Independent Directors, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company ("DTC") participants (as defined below) and/or Investor Services Organizations.


BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.


The following table sets forth the compensation paid by BGFA to the Distributor for certain services, not primarily intended to result in the sale of Fund shares, provided to each Fund during the periods noted below:


                                                         COMPENSATION       COMPENSATION       COMPENSATION
                                                          PAID DURING        PAID DURING       PAID DURING
                                                          FISCAL YEAR        FISCAL YEAR       FISCAL YEAR
                                            FUND             ENDED              ENDED             ENDED
                                         INCEPTION        AUGUST 31,         AUGUST 31,         AUGUST 31,
FUND                                        DATE             2007               2006               2005
-----------------------------------     -----------     --------------     --------------     -------------
iShares MSCI Australia Index Fund        03/12/96           $50,592            $38,571           $37,659
iShares MSCI Austria Index Fund          03/12/96           $50,592            $38,571           $37,659
iShares MSCI Belgium Index Fund          03/12/96           $50,592            $38,571           $37,659
iShares MSCI Brazil Index Fund           07/10/00           $50,592            $38,571           $37,659
iShares MSCI Canada Index Fund           03/12/96           $50,592            $38,571           $37,659
iShares MSCI Emerging Markets            04/07/03           $50,592            $38,571           $37,659
  Index Fund
iShares MSCI EMU Index Fund              07/25/00           $50,592            $38,571           $37,659
iShares MSCI France Index Fund           03/12/96           $50,592            $38,571           $37,659
iShares MSCI Germany Index Fund          03/12/96           $50,592            $38,571           $37,659
iShares MSCI Hong Kong Index Fund        03/12/96           $50,592            $38,571           $37,659
iShares MSCI Italy Index Fund            03/12/96           $50,592            $38,571           $37,659
iShares MSCI Japan Index Fund            03/12/96           $50,592            $38,571           $37,659
iShares MSCI Malaysia Index Fund         03/12/96           $50,592            $38,571           $37,659
iShares MSCI Mexico Index Fund           03/12/96           $50,592            $38,571           $37,659
iShares MSCI Netherlands Index Fund      03/12/96           $50,592            $38,571           $37,659
iShares MSCI Pacific ex-Japan            10/25/01           $50,592            $38,571           $37,659
  Index Fund
iShares MSCI Singapore Index Fund        03/12/96           $50,592            $38,571           $37,659
iShares MSCI South Africa Index          02/03/03           $50,592            $38,571           $37,659
  Fund
iShares MSCI South Korea Index Fund      05/09/00           $50,592            $38,571           $37,659
iShares MSCI Spain Index Fund            03/12/96           $50,592            $38,571           $37,659
iShares MSCI Sweden Index Fund           03/12/96           $50,592            $38,571           $37,659
iShares MSCI Switzerland Index Fund      03/12/96           $50,592            $38,571           $37,659
iShares MSCI Taiwan Index Fund           06/20/00           $50,592            $38,571           $37,659
iShares MSCI United Kingdom Index        03/12/96           $50,592            $38,571           $37,659
  Fund

INDEX PROVIDER. Each Fund is based upon a particular index compiled by MSCI. MSCI is not affiliated with the Funds or with BGI or BGI's affiliates. Each Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with BGI, which in turn has a licensing agreement with MSCI. BGI has provided the applicable sub-licenses to the Funds without charge.

Brokerage Transactions
BGFA assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Company has adopted policies and procedures that prohibit the consideration of sales of a Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.


The table below sets forth the brokerage commissions paid by each Fund for the periods noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund's assets over those periods:


                                                            COMMISSIONS            COMMISSIONS           COMMISSIONS
                                                            PAID DURING            PAID DURING           PAID DURING
                                            FUND            FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
                                         INCEPTION       ENDED AUGUST 31,       ENDED AUGUST 31,       ENDED AUGUST 31,
FUND                                        DATE               2007                   2006                   2005
-----------------------------------     -----------     ------------------     ------------------     -----------------
iShares MSCI Australia Index Fund        03/12/96           $  150,264             $   44,501              $ 50,149
iShares MSCI Austria Index Fund          03/12/96           $  224,572             $  114,016              $ 42,998
iShares MSCI Belgium Index Fund          03/12/96           $   72,646             $   31,534              $ 13,256
iShares MSCI Brazil Index Fund           07/10/00           $  626,251             $  408,983              $115,463
iShares MSCI Canada Index Fund           03/12/96           $  251,510             $  113,719              $ 52,554
iShares MSCI Emerging Markets            04/07/03           $2,129,900             $2,250,437              $893,470
  Index Fund
iShares MSCI EMU Index Fund              07/25/00           $  129,208             $   97,602              $ 24,066
iShares MSCI France Index Fund           03/12/96           $   13,158             $    9,883              $  2,487
iShares MSCI Germany Index Fund          03/12/96           $   52,232             $   27,122              $  7,753
iShares MSCI Hong Kong Index Fund        03/12/96           $   70,338             $   28,227              $ 23,840
iShares MSCI Italy Index Fund            03/12/96           $   33,919             $   13,882              $  4,837
iShares MSCI Japan Index Fund            03/12/96           $  249,884             $  287,796              $118,468
iShares MSCI Malaysia Index Fund         03/12/96           $  365,787             $   68,670              $ 41,354
iShares MSCI Mexico Index Fund           03/12/96           $  324,446             $  100,531              $ 41,173
iShares MSCI Netherlands Index Fund      03/12/96           $   33,790             $   20,106              $  4,875
iShares MSCI Pacific ex-Japan            10/25/01           $  489,046             $  174,011              $209,879
  Index Fund
iShares MSCI Singapore Index Fund        03/12/96           $  260,531             $   75,315              $ 33,920
iShares MSCI South Africa Index          02/03/03           $   92,616             $   47,934              $ 43,582
  Fund
iShares MSCI South Korea Index Fund      05/09/00           $  124,150             $  368,333              $ 66,985
iShares MSCI Spain Index Fund            03/12/96           $   82,292             $   11,832              $  7,477
iShares MSCI Sweden Index Fund           03/12/96           $   57,105             $   19,186              $  4,724
iShares MSCI Switzerland Index Fund      03/12/96           $   22,495             $   22,527              $  5,080
iShares MSCI Taiwan Index Fund           06/20/00           $  463,491             $  338,064              $100,258
iShares MSCI United Kingdom Index        03/12/96           $   77,455             $   37,167              $ 27,149
  Fund

The following table sets forth the names of the Funds' "regular broker dealers," as defined under the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the applicable Fund's most recently completed fiscal year:

                                  FISCAL                                       MARKET VALUE
FUND                             YEAR END  ISSUER                              OF INVESTMENT
------------------------------- ---------- ---------------------------------- --------------
MSCI EMU Index Fund               8/31     Deutsche Bank AG                    $40,321,971
                                           Societe Generale                     37,390,879
MSCI France Index Fund            8/31     Societe Generale                     19,260,227
MSCI Germany Index Fund           8/31     Deutsche Bank AG                     91,429,233
MSCI Switzerland Index Fund       8/31     UBS AG                               29,748,534
                                           Credit Suisse Group                  14,891,448
MSCI United Kingdom Index Fund    8/31     HSBC Holdings PLC                    76,978,886
                                           Royal Bank of Scotland Group PLC     39,823,099

The Company will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.


None of the Funds paid any brokerage commissions to Barclays Global Investor Services, an affiliate of BGFA, and a subsidiary of BGI, during the fiscal year ended August 31, 2007.


The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BGFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BGFA may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.


Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 50%. The overall reasonableness of brokerage commissions is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.


The table below sets forth the portfolio turnover rates of each Fund for the periods noted:



                                          FISCAL YEAR           FISCAL YEAR
                                             ENDED                 ENDED
FUND                                    AUGUST 31, 2007       AUGUST 31, 2006
----------------------------------     -----------------     ----------------
iShares MSCI Australia Index Fund              10%                   7%
iShares MSCI Austria Index Fund                21%                  32%
iShares MSCI Belgium Index Fund                12%                  10%
iShares MSCI Brazil Index Fund                 22%                  15%
iShares MSCI Canada Index Fund                  8%                  20%
iShares MSCI Emerging Markets                   5%                  12%
  Index Fund
iShares MSCI EMU Index Fund                     5%                   8%
iShares MSCI France Index Fund                  6%                  10%
iShares MSCI Germany Index Fund                 4%                  12%
iShares MSCI Hong Kong Index Fund               9%                  10%
iShares MSCI Italy Index Fund                  16%                  15%
iShares MSCI Japan Index Fund                   3%                   8%
iShares MSCI Malaysia Index Fund               87%                  60%

                                           FISCAL YEAR           FISCAL YEAR
                                              ENDED                 ENDED
FUND                                     AUGUST 31, 2007       AUGUST 31, 2006
-----------------------------------     -----------------     ----------------
iShares MSCI Mexico Index Fund                  14%                  12%
iShares MSCI Netherlands Index Fund              8%                  17%
iShares MSCI Pacific ex-Japan                   11%                   8%
  Index Fund
iShares MSCI Singapore Index Fund                8%                   6%
iShares MSCI South Africa Index                  8%                   7%
  Fund
iShares MSCI South Korea Index Fund             20%                  47%
iShares MSCI Spain Index Fund                   12%                   6%
iShares MSCI Sweden Index Fund                   7%                  14%
iShares MSCI Switzerland Index Fund              5%                  11%
iShares MSCI Taiwan Index Fund                  35%                  29%
iShares MSCI United Kingdom Index                8%                  10%
  Fund

Additional Information Concerning the Company

CAPITAL STOCK. The Company currently is comprised of 24 series that issue shares of common stock, par value $0.001 per share, referred to herein as the Funds. Each Fund has been issued as a separate class of capital stock. In addition to the 24 Funds listed above, the Company has authorized for issuance, but is not currently offering for sale to the public, four additional series of shares of common stock. The Board may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. The Amended and Restated Articles of Incorporation confers upon the Board of Directors the power to establish the number of shares which constitute a Creation Units or by resolution, restrict the redemption right to Creation Units.


Each share issued by a Fund has a PRO RATA interest in the assets of that Fund. The Company is currently authorized to issue
10.9 billion shares of common stock. The following number of shares is currently authorized for each Fund: the iShares MSCI Australia Index Fund,
127.8 million shares; the iShares MSCI Austria Index Fund, 19.8 million shares; the iShares MSCI Belgium Index Fund, 136.2 million shares; the iShares MSCI Brazil Index Fund, 500 million shares; the iShares MSCI Canada Index Fund,
340.2 million shares; the iShares MSCI Emerging Markets Index Fund, 500 million shares; the iShares MSCI EMU Index Fund, 500 million shares; the iShares MSCI France Index Fund, 340.2 million shares; the iShares MSCI Germany Index Fund,
382.2 million shares; the iShares MSCI Hong Kong Index Fund, 191.4 million shares; the iShares MSCI Italy Index Fund, 63.6 million shares; the iShares MSCI Japan Index Fund, 2,124.6 million shares; the iShares MSCI Malaysia Index Fund, 127.8 million shares; the iShares MSCI Mexico Index Fund, 255 million shares; the iShares MSCI Netherlands Index Fund, 255 million shares; the iShares MSCI Pacific ex-Japan Index Fund, 500 million shares; the iShares MSCI Singapore Index Fund, 191.4 million shares; the iShares MSCI South Africa Index Fund, 200 million shares; the iShares MSCI South Korea Index Fund, 200 million shares; the iShares MSCI Spain Index Fund, 127.8 million shares; the iShares MSCI Sweden Index Fund, 63.6 million shares; the iShares MSCI Switzerland Index Fund, 318.625 million shares; the iShares MSCI Taiwan Index Fund, 200 million shares; and the iShares MSCI United Kingdom Index Fund, 943.2 million shares. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. Shareholders are entitled to require the Company to redeem Creation Units of their shares. The Articles of Incorporation confers upon the Board the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of common stock of the Company may be individually redeemable.


Each share has one vote with respect to matters upon which a stockholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and the Maryland General Corporation Law; stockholders have no cumulative voting rights with respect to their shares. Shares of all Funds vote together as a single class except that, if the matter being voted on affects only a particular Fund, or, if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter.


Shareholders may make inquiries by writing to the Company, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456.

Under Maryland law, the Company is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Company is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. All shares (regardless of the Fund) have noncumulative voting rights for the Board. Under Maryland law, Directors of the Company may be removed by vote of the stockholders.


Following the creation of the initial of shares of a Fund and immediately prior to the commencement of trading in such Fund's shares, a holder of shares may be a "control person" of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more stockholders may remain a control person of the Fund.


Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgating thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Directors of a Fund and beneficial owners of 10% of the shares of a Fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.


TERMINATION OF THE COMPANY OR A FUND. The Company or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Company or such Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Company's organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Company or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Company may make redemptions in-kind, for cash, or for a combination of cash or securities.


DTC AS SECURITIES DEPOSITORY FOR THE SHARES OF THE FUNDS. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.


DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").


Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.


Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company, upon request and for a fee to be charged to the Company, a listing of the shares of each Fund held by each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.


Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Funds. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.


The Company has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Funds at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action to find a replacement for DTC to perform its functions at a comparable cost.



Creation and Redemption of Creation Units
CREATION UNITS. The Company issues and redeems shares of each Fund only in Creation Units. The following table sets forth the number of iShares of a Fund that constitute a Creation Unit for such Fund and the value of such Creation Unit as of September 30, 2007:



                                                              VALUE PER
                                           SHARES PER          CREATION
FUND                                     CREATION UNIT       UNIT ($U.S.)
-----------------------------------     ---------------     -------------
iShares MSCI Australia Index Fund           200,000          $ 6,346,000
iShares MSCI Austria Index Fund             100,000          $ 3,765,000
iShares MSCI Belgium Index Fund              40,000          $ 1,058,800
iShares MSCI Brazil Index Fund               50,000          $ 3,700,500
iShares MSCI Canada Index Fund              100,000          $ 3,278,000
iShares MSCI Emerging Markets               150,000          $22,407,000
  Index Fund
iShares MSCI EMU Index Fund                  50,000          $ 6,043,000
iShares MSCI France Index Fund              200,000          $ 7,680,000
iShares MSCI Germany Index Fund             300,000          $10,368,000
iShares MSCI Hong Kong Index Fund            75,000          $ 1,581,000
iShares MSCI Italy Index Fund               150,000          $ 5,226,000
iShares MSCI Japan Index Fund               600,000          $ 8,634,000
iShares MSCI Malaysia Index Fund             75,000          $   892,500
iShares MSCI Mexico Index Fund              100,000          $ 5,827,000
iShares MSCI Netherlands Index Fund          50,000          $ 1,601,000
iShares MSCI Pacific ex-Japan               100,000          $16,588,000
  Index Fund
iShares MSCI Singapore Index Fund           100,000          $ 1,483,000
iShares MSCI South Africa Index              50,000          $ 6,642,000
  Fund
iShares MSCI South Korea Index Fund          50,000          $ 3,418,000
iShares MSCI Spain Index Fund                75,000          $ 4,560,750
iShares MSCI Sweden Index Fund               75,000          $ 2,772,000
iShares MSCI Switzerland Index Fund         125,000          $ 3,352,500
iShares MSCI Taiwan Index Fund              200,000          $ 3,390,000
iShares MSCI United Kingdom Index           200,000          $ 5,120,000
  Fund

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund of the Company, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

PURCHASE AND ISSUANCE OF CREATION UNITS


GENERAL. The Company issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund's NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.


A "Business Day" with respect to each Fund is any day on which the Listing Exchange is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund (except for the iShares MSCI Brazil Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund, which are currently offered in their iShares Creation Units solely for cash) generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") constituting an optimized representation of the Fund's benchmark foreign securities index and an amount of cash computed as described below (the "Cash Component"). Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for shares of any Fund of the Company. The Cash Component is an amount equal to the difference between (x) the net asset value (per Creation Unit) of the Fund and (y) the "Deposit Amount" which is the market value (per Creation Unit) of the securities deposited with the Company. The Cash Component serves to function of compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit.


BGFA makes available through the National Securities Clearing Corporation ("NSCC") on each Business Day, prior to the opening of business on the applicable Listing Exchange, the list of names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of iShares of a given Fund until such time as the next-announced Fund Deposit composition is made available.


The identity and number of shares of the Deposit Securities pursuant to changes in composition of the Fund's portfolio and changes as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index.


In addition, the Company reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC of the Clearing Process (discussed below). The Company also reserves the right to permit or require a "cash in lieu" amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities laws, or in certain other situations. The adjustments described above will reflect changes, known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant Fund, or resulting from stock splits and other corporate actions.


In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding Creation Unit of each Fund, will be made available.


ROLE OF THE AUTHORIZED PARTICIPANT. Creation Units of shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an "Authorized Participant"). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of iShares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Company does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of current Authorized Participants may be obtained from the Distributor.


PURCHASE ORDER. To initiate an order for a Creation Unit, the Authorized Participant must submit to the Distributor an irrevocable order to purchase shares of a Fund. The Distributor will notify BGFA and the Custodian of such order. The Custodian will then provide such information to the appropriate subcustodian. For each Fund, the Custodian shall cause the subcustodian to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Company. Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.


The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Company, immediately available or same day funds estimated by the Company to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange.


Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.


TIMING OF SUBMISSION OF PURCHASE ORDERS. For most Funds, an Authorized Participant must submit an irrevocable purchase before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. An Authorized Participant must submit an irrevocable order to purchase shares of the iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund by 11:59 p.m., Eastern time on any Business Day in order to receive the next Business Day's NAV. Orders to purchase shares of the iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund or iShares MSCI Taiwan Index Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant foreign market are closed will not be accepted. An Authorized Participant must submit an irrevocable order to purchase shares of the iShares MSCI Brazil Index Fund before 3:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. In addition, orders to purchase shares of the MSCI Brazil Index Fund will not be accepted on any day when the Brazilian markets are closed. An Authorized Participant must submit an irrevocable request to redeem shares of the iShares MSCI Emerging Markets Index Fund by 5:00 p.m., Eastern time (or by one hour after the close of the Listing Exchange, if earlier) on any Business Day in order to receive the next Business Day's NAV. Orders to redeem shares of the Fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the equity markets in Brazil, Malaysia, South Korea and Taiwan are closed will not be accepted. The Distributor in its discretion may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Company, will be processed based on the NAV next determined after such acceptance in accordance with the Company's standard cut-off times as provided in the Authorized Participant Agreement and disclosed in this SAI.


ACCEPTANCE OF PURCHASE ORDER. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Company are in place for payment of the Cash Component and any other cash amounts which may be due, the Company will accept the order, subject to its right (and the right of the Distributor and BGFA) to reject any order until acceptance.


Once the Company has accepted an order, upon next determination of the NAV of the shares, the Company will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.



The Company reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor in respect of any Fund if
(a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (b) the Deposit Securities delivered are not as specified by BGFA, as described above;
(c) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Fund Deposit would otherwise, in the discretion of the Company or BGFA, have an adverse effect on the Company or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Company, the Distributor and BGFA make it impracticable to process purchase orders. The Company shall notify a prospective purchaser of its rejection of the order of such person. The Company and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.


ISSUANCE OF A CREATION UNIT. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery and the Company will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a "T+3 basis" (I.E., three Business Days after trade date). However, as discussed in Appendix A, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (I.E., the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.


To the extent contemplated by an Authorized Participant's agreement with the Distributor, the Company will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value at least equal to 110%, which BGFA may change from time to time, of the value of the missing Deposit Securities in accordance with the Company's then-effective procedures. The only collateral that is acceptable to the Company is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Company. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash co llateral will be paid to that Authorized Participant. Information concerning the Company's current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Company to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.


In certain cases, Authorized Participants will create and redeem Creation Units of the same trade date. In these instances, the Company reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company's determination shall be final and binding.


CASH PURCHASE METHOD. Although the Company does not ordinarily permit cash purchases of Creation Units, when cash purchases of Creation Units are available or specified for a Fund (Creation Units of the iShares MSCI Brazil Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund are currently offered only for cash and Creation Units of the iShares MSCI Emerging Markets Index Fund are currently offered partially for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Company's brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units are described below.


PURCHASE TRANSACTION FEE. A purchase transaction fee payable to the Company is imposed to compensate the Company for the transfer and other transaction costs of a Fund associated with the issuance of Creation Units. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to investing in portfolios securities. Where the Company permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Company:

                                                              MAXIMUM ADDITIONAL
                                           IN-KIND AND        VARIABLE CHARGE FOR
FUND                                     CASH PURCHASES         CASH PURCHASES*
-----------------------------------     ----------------     --------------------
iShares MSCI Australia Index Fund            $2,400                   0.60%
iShares MSCI Austria Index Fund              $  600                   0.67%
iShares MSCI Belgium Index Fund              $  700                   0.30%
iShares MSCI Brazil Index Fund               $2,400                      **
iShares MSCI Canada Index Fund               $1,900                   0.30%
iShares MSCI Emerging Markets                $7,700                      **
  Index Fund
iShares MSCI EMU Index Fund                  $8,000                   1.05%
iShares MSCI France Index Fund               $2,900                   0.25%
iShares MSCI Germany Index Fund              $1,500                   0.25%
iShares MSCI Hong Kong Index Fund            $2,000                   0.60%
iShares MSCI Italy Index Fund                $1,400                   0.30%
iShares MSCI Japan Index Fund                $5,000                   0.15%
iShares MSCI Malaysia Index Fund             $5,000                      **
iShares MSCI Mexico Index Fund               $1,400                   0.50%
iShares MSCI Netherlands Index Fund          $1,000                   0.25%
iShares MSCI Pacific ex-Japan                $6,000                   1.80%
  Index Fund
iShares MSCI Singapore Index Fund            $2,000                   1.60%
iShares MSCI South Africa Index              $1,200                   0.75%
  Fund
iShares MSCI South Korea Index Fund          $4,000                      **
iShares MSCI Spain Index Fund                $1,500                   0.25%
iShares MSCI Sweden Index Fund               $1,300                   0.30%
iShares MSCI Switzerland Index Fund          $1,500                   0.40%
iShares MSCI Taiwan Index Fund               $4,500                      **
iShares MSCI United Kingdom Index            $3,500                   0.25%
  Fund

-------
*As a percentage of the value of amount invested.
** The maximum additional variable charge for cash purchases will be a percentage of the value of the Deposit Securities, which will not exceed 3.00%.


REDEMPTION OF CREATION UNITS. Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and only on a Business Day. The Company will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market but must accumulate enough iShares to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of iShares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of iShares to constitute a redeemable Creation Unit.


With respect to each Fund (other than the iShares MSCI Brazil Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund, which currently redeem Creation Units of iShares solely for cash) BGFA makes available through the NSCC prior to the opening of business on the Listing Exchange on each Business Day, the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Deposit Securities -as announced by BGFA through the NSCC on the Business Day of the request for redemption- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Deposit Securities, less the redemption transaction fee described below. Notwithstanding the foregoing, a resident Australian or New Zealand holder is entitled only to receive cash upon its redemption of Creation Units.


A redemption transaction fee payable to the Company is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund, including market impact expenses relating to disposing of portfolio securities. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Investors will also bear the costs of transferring the Portfolio Deposit from the Company to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services:


                                                                MAXIMUM ADDITIONAL
                                            IN-KIND AND         VARIABLE CHARGE FOR
FUND                                     CASH REDEMPTIONS        CASH REDEMPTIONS*
-----------------------------------     ------------------     --------------------
iShares MSCI Australia Index Fund             $2,400                    0.60%
iShares MSCI Austria Index Fund               $  600                    0.67%
iShares MSCI Belgium Index Fund               $  700                    0.30%
iShares MSCI Brazil Index Fund                $2,400                       **
iShares MSCI Canada Index Fund                $1,900                    0.30%
iShares MSCI Emerging Markets                 $7,700                       **
  Index Fund
iShares MSCI EMU Index Fund                   $8,000                    1.05%
iShares MSCI France Index Fund                $2,900                    0.25%
iShares MSCI Germany Index Fund               $1,500                    0.25%
iShares MSCI Hong Kong Index Fund             $2,000                    0.60%
iShares MSCI Italy Index Fund                 $1,400                    0.30%
iShares MSCI Japan Index Fund                 $5,000                    0.40%
iShares MSCI Malaysia Index Fund              $5,000                       **
iShares MSCI Mexico Index Fund                $1,400                    0.50%
iShares MSCI Netherlands Index Fund           $1,000                    0.25%
iShares MSCI Pacific ex-Japan                 $6,000                    1.50%
  Index Fund
iShares MSCI Singapore Index Fund             $2,000                    1.30%
iShares MSCI South Africa Index               $1,200                    0.75%
  Fund
iShares MSCI South Korea Index Fund           $4,000                       **
iShares MSCI Spain Index Fund                 $1,500                    0.45%
iShares MSCI Sweden Index Fund                $1,300                    0.30%
iShares MSCI Switzerland Index Fund           $1,500                    0.40%
iShares MSCI Taiwan Index Fund                $4,500                       **
iShares MSCI United Kingdom Index             $3,500                    0.75%
  Fund

-------
*As a percentage of the value of amount invested.
** The maximum additional variable charge for cash redemptions will be a percentage of the value of the Deposit Securities, which will not exceed 2.00%.


Redemption requests in respect of Creation Units of any Fund must be submitted to the Distributor by or through an Authorized Participant. For most Funds, an Authorized Participant must submit an irrevocable redemption request before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. An Authorized Participant must submit an irrevocable request to redeem shares of the iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund by 11:59 p.m., Eastern time on any Business Day in order to receive the next Business Day's NAV. Orders to redeem shares of the iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund or iShares MSCI Taiwan Index Fund that are submitted the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed will not be accepted. An Authorized Participant must submit an irrevocable request to redeem shares of the iShares MSCI Brazil Index Fund before 3:00 p.m., Eastern time in order to receive that day's NAV. In addition, orders to redeem shares of the MSCI Brazil Index Fund will not be accepted on any day when the Brazilian markets are closed. An Authorized Participant must submit an irrevocable request to redeem shares of the iShares MSCI Emerging Markets Index Fund by 5:00 p.m., Eastern time (or by one hour after the close of the Listing Exchange, if earlier) on any Business Day in order to receive the next Business Day's NAV. Orders to redeem shares of the Fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the equity markets in Brazil, Malaysia, South Korea and Taiwan are closed will not be accepted. Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.


The Authorized Participant must transmit the request for redemption, in the form required by the Company, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Company's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.


A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or caused to be transferred to the Company's Transfer Agent the Creation Unit of shares being redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day and (ii) a request in form satisfactory to the Company is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above. If the Transfer Agent does not receive the investor's shares through DTC's facilities by 10:00 a.m., Eastern time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.


Upon receiving a redemption request, the Distributor shall notify the Company and the Company's Transfer Agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.


In order to take delivery of shares of Deposit Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.


Deliveries of redemption proceeds by the Funds generally will be made within three Business Days (I.E., "T+3"). However, as discussed in Appendix A, each Fund reserves the right to settle redemption transactions and deliver redemption proceeds on a basis other than T+3 to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (I.E., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances. For each country relating to a Fund, Appendix A hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of each Fund, the Company will make delivery of in-kind redemption proceeds within the number of days stated in Appendix A to be the maximum number of days necessary to deliver redemption proceeds.


If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the Portfolio Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Company's brokerage and other transaction costs associated with the disposition of Portfolio Securities of the Fund ). Redemptions of shares for Deposit Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.


Although the Company does not ordinarily permit cash redemptions of Creation Units (except that, as noted above, Creation Units of the iShares iShares MSCI Brazil Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund may be redeemed only for cash, and resident Australian and New Zealand holders may redeem solely for cash), in the event that cash redemptions are permitted or required by the Company, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix A hereto where more than seven calendar days would be needed).


To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units of shares to be redeemed to the Company, at or prior to 10:00 a.m., Eastern time, on the Listing Exchange business day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value at least equal to 110%, which BGFA may change from time to time, of the value of the missing iShares in accordance with the Company's then-effective procedures. The only collateral that is acceptable to the Company is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Company. The Company's current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. Dollars in immediately available funds and shall be held by the Company's custodian and marked to market daily, and that the fees of the Custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Company to purchase the missing shares or acquire the Portfolio Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such shares, Portfolio Securities or Cash Component and the cash collateral or the amount that may be drawn under any letter of credit.



Because the Portfolio Securities of a Fund may trade on the relevant exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or to purchase or sell shares of such Fund on the Listing Exchange, on days when the NAV of such Fund could be significantly affected by events in the relevant foreign markets.


The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.


REGULAR HOLIDAYS. Each Fund generally intends to effect deliveries of Creation Units and Portfolio Securities. Each Fund may effect deliveries of Creation Units on a basis other than T + 3 in order to accomodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurance of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. Equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Company from delivering securities within normal settlement period.


The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for each Fund, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (E.G., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set fo rth herein at some time in the future.


                       ISHARES MSCI AUSTRALIA INDEX FUND


REGULAR HOLIDAYS. The dates of the regular Australian holidays in the calendar year 2008 are as follows:


Jan 2    Apr 17   Oct 2
Jan 26   Apr 25   Nov 7
Mar 13   Jun 12   Dec 25
Apr 14   Aug 7    Dec 26

REDEMPTION. The Company is not aware of a redemption request over any Australian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.


                        ISHARES MSCI AUSTRIA INDEX FUND


REGULAR HOLIDAYS. The dates of the regular Austrian holidays in the calendar year 2008 are as follows:


Jan 6    May 25   Oct 26   Dec 26
Apr 14   Jun 5    Nov 1    Dec 29
Apr 17   Jun 15   Dec 8
May 1    Aug 15   Dec 25

REDEMPTION. The Company is not aware of a redemption request over any Austrian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                        ISHARES MSCI BELGIUM INDEX FUND


REGULAR HOLIDAYS. The dates of the regular Belgian holidays in the calendar year 2008 are as follows:



Apr 14
Apr 17
May 1
Dec 25

REDEMPTION. The Company is not aware of a redemption request over any Belgian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.


                         ISHARES MSCI BRAZIL INDEX FUND


REGULAR HOLIDAYS. The dates of the regular Brazilian holidays in the calendar year 2008 are as follows:



Jan 25   Apr 21   Oct 12   Dec 29
Feb 27   May 1    Nov 2
Feb 28   Jun 15   Nov 15
Apr 14   Sep 7    Dec 25

REDEMPTION. The Company is not aware of a redemption request over any Brazilian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                         ISHARES MSCI CANADA INDEX FUND


REGULAR HOLIDAYS. The dates of the regular Canadian holidays in the calendar year 2008 are as follows:



Jan 2    Aug 7    Dec 25
Apr 14   Sep 4    Dec 26
May 22   Oct 9
Jul 3    Nov 13

REDEMPTION. The Company is not aware of a redemption request over any Canadian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                    ISHARES MSCI EMERGING MARKETS INDEX FUND


REGULAR HOLIDAYS. The dates of the regular holidays in the calendar year 2008 in Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela are as follows:

                   ARGENTINA
---------
Apr 13   Jun 19    Dec 8
Apr 14   Aug 21    Dec 25
May 1    Oct 16
May 25   Nov 6
                    MALAYSIA
---------
Jan 2    Feb 1     Aug 31    Dec 25
Jan 10   Feb 2     Oct 23
Jan 30   Apr 11    Oct 24
Jan 31   May 1     Oct 25
                     BRAZIL
---------
Jan 25   Apr 21    Oct 12    Dec 29
Feb 27   May 1     Nov 2
Feb 28   Jun 15    Nov 15
Apr 14   Sep 7     Dec 25
                     MEXICO
---------
Mar 21   Nov 20
Apr 13   Dec 1
Apr 14   Dec 12
May 1    Dec 25
                     CHILE
---------
Apr 14   Aug 15    Nov 1
May 1    Sep 18    Dec 8
Jun 12   Sep 19    Dec 25
Jun 26   Oct 9
                    MOROCCO
---------
Jan 11   Apr 12    Oct 24
Jan 12   May 1     Oct 25
Jan 31   Aug 14    Nov 6
Apr 11   Aug 21
                     CHINA
---------
Jan 2    Jan 31
Jan 26   Feb 1-3
Jan 27   May 1-5
Jan 30
                      PERU
---------
Apr 13   Jul 28    Dec 25
Apr 14   Aug 30
May 1    Nov 1
Jun 29   Dec 8
                    COLOMBIA
---------
Jan 9    May 1     July 3    Oct 16   Dec 25
Mar 20   May 29    July 20   Nov 6    Dec 29
Apr 13   Jun 19    Aug 7     Nov 13
Apr 14   Jun 26    Aug 21    Dec 8



                  PHILIPPINES
---------
Apr 13   Oct 24    Dec 25
Apr 14   Nov 1
May 1    Nov 2
Jun 12   Nov 30
               THE CZECH REPUBLIC
----------------------------------------------
Apr 17   July 6    Dec 26
May 1    Sept 28
May 8    Nov 17
July 5   Dec 25
                     POLAND
---------
Apr 14   Jun 15    Dec 26
Apr 17   Aug 15
May 1    Nov 1
May 3    Dec 25
                     EGYPT
---------
Jan 1    Jan 31    Apr 25    Oct 25
Jan 9    Apr 10    May 1     Oct 26
Jan 10   Apr 23    July 23   Dec 31
Jan 11   Apr 24    Oct 24
                     RUSSIA
---------
Jan 2    Mar 8     May 9     Dec 11
Jan 3    May 1     Jun 12    Dec 12
Jan 9    May 2     Nov 6
Feb 23   May 8     Nov 7
                    HUNGARY
---------
Mar 15   Oct 23
Apr 17   Nov 1
May 1    Dec 25
Jun 5    Dec 26
                  SOUTH AFRICA
----------------------------------------------
Jan 2    Apr 27    Sep 25
Mar 21   May 1     Dec 25
Apr 14   Jun 16    Dec 26
Apr 17   Aug 9
                     INDIA
---------
Jan 26   Oct 2
Apr 14   Dec 25
May 1
Aug 15
                     TAIWAN
---------
Jan 26   Feb 1     May 1
Jan 27   Feb 2     May 31
Jan 30   Feb 28    Oct 6
Jan 31   Apr 5     Oct 10

                   INDONESIA
---------
Jan 10   Apr 14   Oct 23    Dec 25
Jan 30   May 25   Oct 24    Dec 26
Mar 30   Aug 17   Oct 25
Apr 10   Aug 21   Oct 26
                   THAILAND
---------
Jan 2    Apr 13   May 5     Oct 23
Feb 13   Apr 14   May 15    Dec 5
Apr 6    Apr 15   Jul 10    Dec 11
Apr 6    May 1    Aug 14
                    ISRAEL
---------
Mar 14   Apr 19   Aug 3
Apr 12   May 2    Sept 24
Apr 13   May 3    Oct 1
Apr 18   Jun 1    Oct 2
                    TURKEY
---------
Jan 9    Jan 13   Oct 24
Jan 10   May 19   Oct 25
Jan 11   Aug 30
Jan 12   Oct 23




                    JORDAN
---------
Jan 1    Jan 12   May 25    Oct 25   Dec 31
Jan 8    Jan 30   Aug 22    Oct 26
Jan 9    Jan 31   Oct 22    Nov 14
Jan 10   Apr 11   Oct 23    Dec 25
Jan 11   May 1    Oct 24    Dec 28
                   VENEZUELA
---------
Jan 9    Apr 14   Jun 19    Aug 14   Dec 25
Feb 27   Apr 19   Jun 26    Oct 12
Feb 28   May 1    Jul 5     Oct 30
Apr 13   May 29   Jul 24    Dec 11


Jan 30   Jun 1    Oct 3
Mar 1    Jun 6    Oct 5
May 1    Jul 17   Dec 25
May 5    Aug 15

REDEMPTION. The longest redemption cycle for the iShares MSCI Emerging Markets Index Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Fund. In the calendar year 2007, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for the iShares MSCI Emerging Markets Index Fund as follows:


                                     REDEMPTION
                   REDEMPTION        SETTLEMENT       SETTLEMENT
                  REQUEST DATE         DATE(R)          PERIOD
                 --------------     ------------     -----------
  China          1/23/2006          2/6/2006         14
                 1/24/2006          2/7/2006         14
                 1/25/2006          2/8/2006         14
                 4/26/2006          5/8/2006         12
                 4/27/2006          5/9/2006         12
                 4/28/2006          5/10/2006        12


  Indonesia      10/18/2006         10/29/2006       11
                 10/19/2006         10/30/2006       11
                 10/22/2006         10/31/2006       9

  Jordan         1/5/2006           1/13/2006        8
                 1/6/2006           1/16/2006        10
                 10/19/2006         10/27/2006       8

                                                  REDEMPTION
                                REDEMPTION        SETTLEMENT       SETTLEMENT
                               REQUEST DATE         DATE(R)          PERIOD
                              --------------     ------------     -----------
                              10/20/2006         10/30/2006       10

  Malaysia                    1/25/2006          5/3/2006         9
                              1/26/2006          5/6/2006         11
                              1/27/2006          5/7/2006         11

  Turkey                      1/5/2006           1/16/2006        11
                              1/6/2006           1/17/2006        11

  South Africa                4/7/2006           4/18/2006        11
                              4/10/2006          4/19/2006        9
                              4/11/2006          4/20/2006        9
                              4/12/2006          4/21/2006        9
                              4/13/2006          4/24/2006        11
                              12/18/2006         12/27/2006       9
                              12/19/2006         12/28/2006       9
                              12/20/2006         12/31/2006       11
                              12/21/2006         1/2/2007         12
                              12/24/2006         1/3/2007         12

In the calendar year 2008, 12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Emerging Markets Index Fund.

                          ISHARES MSCI EMU INDEX FUND


REGULAR HOLIDAYS. The dates in the calendar year 2008 on which the regular Austrian, Belgian, Finnish, French, German, Greek, Irish, Italian, Dutch, Portuguese and Spanish holidays affecting the relevant securities markets fall are as follows:



               AUSTRIA
---------
Jan 6    May 25   Oct 26   Dec 26
Apr 14   Jun 5    Nov 1    Dec 29
Apr 17   Jun 15   Dec 8
May 1    Aug 15   Dec 25
               GREECE
---------
Jan 6    Apr 21   Aug 15
Mar 6    Apr 24   Dec 25
Apr 14   May 1    Dec 26
Apr 17   Jun 12
               BELGIUM
---------
Apr 14
Apr 17
May 1
Dec 25



                ITALY
---------
Apr 14   Dec 25
Apr 17   Dec 26
May 1
Aug 15
               FINLAND
---------
Jan 6    May 25   Dec 26
Apr 14   Jun 23
Apr 17   Dec 6
May 1    Dec 25
             NETHERLANDS
---------
Apr 14   Dec 26
Apr 17
May 1
Dec 25

           FRANCE
---------
Apr 14   Dec 26
Apr 17
May 1
Dec 25
          PORTUGAL
---------
Apr 14   Dec 26
Apr 17
May 1
Dec 25




           GERMANY
---------
Apr 14   Dec 26
Apr 17
May 1
Dec 25
            SPAIN
---------
Jan 6    Aug 15   Dec 8
Apr 14   Oct 12   Dec 25
Apr 17   Nov 1    Dec 26
May 1    Dec 6

REDEMPTION. The longest redemption cycle for the iShares MSCI EMU Index Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Index Fund. The Company is not aware of a redemption request over any holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                         ISHARES MSCI FRANCE INDEX FUND

REGULAR HOLIDAYS. The dates of the regular French holidays in the calendar year 2008 are as follows:


Apr 14   Dec 26
Apr 17
May 1
Dec 25

REDEMPTION. The Company is not aware of a redemption request over any French holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                        ISHARES MSCI GERMANY INDEX FUND


REGULAR HOLIDAYS. The dates of the regular German holidays in the calendar year
                            2008 are as follows:



Apr 14   Dec 26
Apr 17
May 1
Dec 25

REDEMPTION. The Company is not aware of a redemption request over any German holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                       ISHARES MSCI HONG KONG INDEX FUND


REGULAR HOLIDAYS. The dates of the regular Hong Kong holidays in the calendar year 2008 are as follows:


Jan 2    Apr 14   May 31   Dec 26
Jan 30   Apr 17   Oct 2
Jan 31   May 1    Oct 30
Apr 5    May 5    Dec 25

REDEMPTION. The Company is not aware of a redemption request over any Hong Kong holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                         ISHARES MSCI ITALY INDEX FUND

REGULAR HOLIDAYS. The dates of the regular Italian holidays in the calendar year 2008 are as follows:


Apr 14   Dec 25
Apr 17   Dec 26
May 1
Aug 15

REDEMPTION. The Company is not aware of a redemption request over any Italian holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                         ISHARES MSCI JAPAN INDEX FUND


REGULAR HOLIDAYS. The dates of the regular Japanese holidays in the calendar year 2008 are as follows:



Jan 2    May 3    Sep 18
Jan 3    May 4    Oct 9
Jan 9    May 5    Nov 3
Mar 21   Jul 17   Nov 23

REDEMPTION. A redemption request over the following dates would result in a settlement period exceeding 7 calendar days (examples are based on the day particular holidays fall in the calendar year 2007):


  Redemption        Redemption       Settlement Period
  Request Date      Settlement
                    Date(R)
  4/28/2006         5/8/2006         10
  5/1/2006          5/9/2006         8
  5/2/2006          5/10/2006        8

In the calendar year 2008, 11 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Japan Index Fund.

                        ISHARES MSCI MALAYSIA INDEX FUND


REGULAR HOLIDAYS. The dates of the regular Malaysian holidays in the calendar year 2008 are as follows:


Jan 2    Feb 1    Aug 31   Dec 25
Jan 10   Feb 2    Oct 23
Jan 30   Apr 11   Oct 24
Jan 31   May 1    Oct 25

REDEMPTION. A redemption request over the following dates would result in a settlement period exceeding 7 calendar days (examples are based on the day particular holidays fall in the calendar year 2003):


  Redemption        Redemption       Settlement Period
  Request Date      Settlement
                    Date(R)
  1/25/2006         5/3/2006         9
  1/26/2006         5/6/2006         11
  1/27/2006         5/7/2006         11

In the calendar year 2008, 10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Malaysia Index Fund.

                         ISHARES MSCI MEXICO INDEX FUND

REGULAR HOLIDAYS. The dates of the regular Mexican holidays in the calendar year 2008 are as follows:



Mar 21   Nov 20
Apr 13   Dec 1
Apr 14   Dec 12
May 1    Dec 25

REDEMPTION. The Company is not aware of a redemption request over any Mexican holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                      ISHARES MSCI NETHERLANDS INDEX FUND


REGULAR HOLIDAYS. The dates of the regular Netherlands holidays in the calendar year 2008 are as follows:



Apr 14   Dec 26
Apr 17
May 1
Dec 25

REDEMPTION. The Company is not aware of a redemption request over any Dutch holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                    ISHARES MSCI PACIFIC EX-JAPAN INDEX FUND


REGULAR HOLIDAYS. The dates of the regular Australian, Hong Kong, New Zealand and Singaporean holidays in the calendar year 2007 are as follows:




              AUSTRALIA
---------
Jan 2    Apr 17   Oct 2
Jan 26   Apr 25   Nov 7
Mar 13   Jun 12   Dec 25
Apr 14   Aug 7    Dec 26
             NEW ZEALAND
-----------------------------------
Jan 2    Apr 17   Dec 25
Jan 3    Apr 25   Dec 26
Feb 6    Jun 5
Apr 14   Oct 23



              HONG KONG
-----------------------------------
Jan 2    Apr 14   May 31   Dec 26
Jan 30   Apr 17   Oct 2
Jan 31   May 1    Oct 30
Apr 5    May 5    Dec 25
              SINGAPORE
---------
Jan 2    Apr 14   Dec 25
Jan 10   May 1
Jan 30   Aug 9
Jan 31   Oct 24

REDEMPTION. The Company is not aware of a redemption request over any Australian, Hong Kong, New Zealand or Singaporean holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                       ISHARES MSCI SINGAPORE INDEX FUND


REGULAR HOLIDAYS. The dates of the regular Singaporean holidays in the calendar year 2008 are as follows:



Jan 2    Apr 14   Dec 25
Jan 10   May 1
Jan 30   Aug 9
Jan 31   Oct 24

REDEMPTION. The Company is not aware of a redemption request over any Singaporean holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                      ISHARES MSCI SOUTH AFRICA INDEX FUND

REGULAR HOLIDAYS. The dates of the regular South African holidays in the calendar year 2008 are as follows:



Jan 2    Apr 27   Sep 25
Mar 21   May 1    Dec 25
Apr 14   Jun 16   Dec 26
Apr 17   Aug 9

REDEMPTION. A redemption request over the following dates would result in a settlement period exceeding 7 calendar days (examples are based on the day particular holidays fall in the calendar year 2004):


  Redemption Request      Redemption       Settlement Period
  Date                    Settlement
                          Date(R)
  4/7/2006                4/18/2006        11
  4/10/2006               4/19/2006        9
  4/11/2006               4/20/2006        9
  4/12/2006               4/21/2006        9
  4/13/2006               4/24/2006        11
  12/18/2006              12/27/2006       9
  12/19/2006              12/28/2006       9
  12/20/2006              12/31/2006       11
  12/21/2006              1/2/2007         12
  12/24/2006              1/3/2007         12

In the calendar year 2008, 12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI South Africa Index Fund.

                      ISHARES MSCI SOUTH KOREA INDEX FUND


REGULAR HOLIDAYS. The dates of the regular South Korean holidays in the calendar year 2008 are as follows:



Jan 30   Jun 1    Oct 3
Mar 1    Jun 6    Oct 5
May 1    Jul 17   Dec 25
May 5    Aug 15

REDEMPTION. The Company is not aware of a redemption request over any South Korean holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                         ISHARES MSCI SPAIN INDEX FUND


REGULAR HOLIDAYS. The dates of the regular Spanish holidays in the calendar year 2008 are as follows:



Jan 6    Aug 15   Dec 8
Apr 14   Oct 12   Dec 25
Apr 17   Nov 1    Dec 26
May 1    Dec 6

REDEMPTION. The Company is not aware of a redemption request over any Spanish holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                         ISHARES MSCI SWEDEN INDEX FUND

REGULAR HOLIDAYS. The dates of the regular Swedish holidays in the calendar year 2008 are as follows:


Jan 6    May 25   Dec 26
Apr 14   Jun 5
Apr 17   Jun 23
May 1    Dec 25

REDEMPTION. The Company is not aware of a redemption request over any Swedish holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                      ISHARES MSCI SWITZERLAND INDEX FUND


REGULAR HOLIDAYS. The dates of the regular Swiss holidays in the calendar year
                           2008 are as follows:



Jan 2    May 25   Dec 26
Apr 14   Jun 5
Apr 17   Aug 1
May 1    Dec 25

REDEMPTION. The Company is not aware of a redemption request over any Swiss holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                         ISHARES MSCI TAIWAN INDEX FUND


REGULAR HOLIDAYS. The dates of the regular Taiwanese holidays in the calendar year 2008 are as follows:



Jan 26   Feb 1    May 1
Jan 27   Feb 2    May 31
Jan 30   Feb 28   Oct 6
Jan 31   Apr 5    Oct 10

REDEMPTION. The Company is not aware of a redemption request over any Taiwanese holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.

                     ISHARES MSCI UNITED KINGDOM INDEX FUND


REGULAR HOLIDAYS. The dates of the regular United Kingdom holidays in the calendar year 2008 are as follows:



Jan 2    May 29
Apr 14   Aug 28
Apr 17   Dec 25
May 1    Dec 26

REDEMPTION. The Company is not aware of a redemption request over any United Kingdom holiday that would result in a settlement period exceeding 7 calendar days during the calendar year 2008.


Taxes

REGULATED INVESTMENT COMPANY QUALIFICATIONS. Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; and (ii) at the close of each quarter of the Fund's taxable year,
(a) at least 50% of the market value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets may be invested in the securities of any one issuer, or of two or more issuers of which 20% or more of the voting securities are held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other RIC) or the securities of one or more qualified publicly traded partnerships. A Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities.


TAXATION OF RICS. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies the minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (I.E., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (I.E., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.



TAXATION OF CERTAIN DERIVATIVES.   A Fund's transactions in zero coupon
securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.


A Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.


As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

EXCISE TAX. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.


NET CAPITAL LOSS CARRYFORWARDS. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first. The following Funds had tax basis net capital loss carryforwards as of August 31, 2007, the tax year-end for the Funds listed:


                             EXPIRING      EXPIRING      EXPIRING      EXPIRING
FUND                           2008          2009          2010          2011
-------------------------- ------------ ------------- ------------- -------------
iShares MSCI Australia      $  71,019    $1,971,994    $ 3,625,203   $   650,082
 Index Fund
iShares MSCI Austria          491,457       336,553      1,291,324       370,948
 Index Fund
iShares MSCI Belgium                -        59,876      1,677,678       117,767
 Index Fund
iShares MSCI Brazil                 -                                          -
 Index Fund
iShares MSCI Canada                 -             -              -             -
 Index Fund
iShares MSCI Emerging               -             -              -             -
 Markets Index Fund
iShares MSCI EMU                    -             -              -             -
 Index Fund
iShares MSCI France                 -             -      2,436,748       236,944
 Index Fund
iShares MSCI Germany                -             -      8,697,227     5,469,732
 Index Fund
iShares MSCI Hong                   -             -      4,971,970     2,870,602
 Kong Index Fund
iShares MSCI Italy Index            -             -      2,648,775       848,408
 Fund
iShares MSCI Japan                  -     2,959,030     62,572,173     3,621,148
 Index Fund
iShares MSCI Malaysia               -             -      9,819,029     2,898,105
 Index Fund
iShares MSCI Mexico                 -             -         47,326     2,329,290
 Index Fund
iShares MSCI                        -        60,885      3,222,792     1,497,810
 Netherlands Index
 Fund
iShares MSCI Pacific                -             -              -             -
 ex-Japan Index Fund
iShares MSCI Singapore              -             -      1,934,119     4,428,316
 Index Fund
iShares MSCI South                  -             -              -             -
 Africa Index Fund
iShares MSCI South                  -       556,540        666,642       504,041
 Korea Index Fund
iShares MSCI Spain                  -             -        163,675       678,910
 Index Fund
IShares MSCI Sweden                 -             -        713,472     1,577,551
 Index Fund
iShares MSCI                        -             -      2,247,442     1,018,305
 Switzerland Index
 Fund
iShares MSCI Taiwan                 -             -     12,532,361     8,689,663
 Index Fund
iShares MSCI United                 -             -        856,798     6,448,554
 Kingdom Index Fund



                              EXPIRING      EXPIRING       EXPIRING       EXPIRING
FUND                            2012          2013           2014           2015           TOTAL
-------------------------- ------------- -------------- -------------- -------------- ---------------
iShares MSCI Australia      $   596,240   $    384,424   $          -   $      7,066   $   7,306,028
 Index Fund
iShares MSCI Austria            855,364              -              -      9,795,917      13,141,563
 Index Fund
iShares MSCI Belgium            175,781         33,969              -              -       2,065,071
 Index Fund
iShares MSCI Brazil                                  -
 Index Fund
iShares MSCI Canada                   -      2,931,648              -      5,363,291       8,294,939
 Index Fund
iShares MSCI Emerging           840,778     20,296,564     11,239,258     29,973,301      62,349,901
 Markets Index Fund
iShares MSCI EMU              2,876,857      1,873,963              -              -       4,750,820
 Index Fund
iShares MSCI France           2,400,550              -              -        158,472       5,232,714
 Index Fund
iShares MSCI Germany          8,656,712      2,241,687              -      4,227,713      29,293,071
 Index Fund
iShares MSCI Hong             2,330,414        468,716        425,440      2,899,247      13,966,389
 Kong Index Fund
iShares MSCI Italy Index        541,980        527,327              -              -       4,566,490
 Fund
iShares MSCI Japan            5,594,562      8,733,802     68,122,871     27,817,841     179,421,427
 Index Fund
iShares MSCI Malaysia           775,477      6,820,474      1,543,708      3,424,287      25,281,080
 Index Fund
iShares MSCI Mexico           3,136,171         12,912        632,766              -       6,158,465
 Index Fund
iShares MSCI                  2,241,687        129,137        403,525        260,715       8,056,039
 Netherlands Index
 Fund
iShares MSCI Pacific                  -              -              -              -               -
 ex-Japan Index Fund
iShares MSCI Singapore        4,256,421      2,558,348              -              -      13,177,204
 Index Fund
iShares MSCI South              527,613              -        260,738      1,607,845       2,396,196
 Africa Index Fund
iShares MSCI South            3,363,449     11,590,303      3,172,573     38,097,223      57,950,771
 Korea Index Fund
iShares MSCI Spain            1,582,094              -              -              -       2,424,679
 Index Fund
IShares MSCI Sweden           1,149,514              -        107,613              -       3,548,150
 Index Fund
iShares MSCI                  2,149,171        354,252              -              -       5,769,170
 Switzerland Index
 Fund
iShares MSCI Taiwan           9,129,874     12,022,719     14,435,986     64,999,586     121,810,189
 Index Fund
iShares MSCI United           4,272,059      1,517,783      7,063,063              -      20,158,257
 Kingdom Index Fund

FUNDS HOLDING FOREIGN INVESTMENTS. Each Fund may be subject to foreign income taxes withheld at the source. Each Fund that is permitted to do so will elect to "pass through" to its investors the amount of foreign income taxes paid by the Fund provided that the investor held the shares of the Fund, and the Fund held the security, on the dividend settlement date and for at least fifteen additional days immediately before and/or thereafter, with the result that each investor will (i) include in gross income, even though not actually received, the investor's PRO RATA share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor's PRO RATA share of the Fund's foreign income taxes. A foreign person who invests in a Fund that elects to "pass through" its foreign taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A foreign tax credit may not exceed the investor's U.S. federal income tax otherwise payable with respect to the investor's foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from foreign sources; the Fund's gain from the sale of securities will generally be treated as U.S. source income. Certain limitations will be imposed to the extent to which the foreign tax credit may be claimed.


If any Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's PRO RATA share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually the shares of the passive foreign investment company, and, in such event, would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.


FEDERAL TAX TREATMENT OF COMPLEX SECURITIES. Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.


Each Fund is required, for federal income tax purposes, to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts (referred to as "Section 1256 contracts") as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based investments required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, option contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.


It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered qualifying income for purposes of the 90% requirement for a Fund to qualify as a RIC.


As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). Estimated income or loss from non-periodic contingent payments may be recognized on a current basis. The tax treatments of many types of credit default swaps are uncertain.


Each Fund intends to distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.


TAXATION OF U.S. SHAREHOLDERS. Dividends and other distributions by a Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.


Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their PRO RATA share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").


Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income, subject to the discussions of qualified dividend income below.


If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.


Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in the shares of the Fund, and as a capital gain thereafter (if the shareholder holds such shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.


Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date a Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.


SALES OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.


If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (E.G., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.


BACK-UP WITHHOLDING. In certain cases, a Fund will be required to withhold at the applicable withholding rate, currently 28%, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number, (2) is subject to back-up withholding by the IRS; (3) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.


SECTIONS 351 AND 362. The Company on behalf of each Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the IRC, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund's basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Company will exercise the right of rejection except in a case where the Company determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.


QUALIFIED DIVIDEND INCOME. Distributions by each Fund of investment company taxable income, whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent each Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (E.G., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Substitute dividend payments received with respect to securities lent out are not qualified dividend income. A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and each Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or
(iii) the shareholder elects to treat such dividend as investment income under
Section 163(d)(4)(B) of the IRC. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Capital gain distributions consisting of each Fund's net capital gains will be taxable as long-term capital gains.


CORPORATE DIVIDENDS RECEIVED DEDUCTION. A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.


REPORTING. If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service ("IRS") a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


OTHER TAXES. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.


TAXATION OF NON-U.S. SHAREHOLDERS. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.


In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.


For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they: (i) are paid in respect of a Fund's "qualified net interest income" (generally, a Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of a Fund's "qualified short-term capital gains" (generally, the excess of a Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.


A distribution from a Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations. A distribution paid prior to 2008 attributable to a Fund's sale of a REIT or other U.S. real property holding company will also be treated as real property gain if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. Restrictions apply regarding wash sale and substitute payment transactions.


The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.


Financial Statements

Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders is delivered with this SAI to shareholders requesting this SAI.

Miscellaneous Information

COUNSEL. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Company.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm of the Company, audits the Funds' financial statements and may perform other services.


SHAREHOLDER COMMUNICATIONS TO THE BOARD. Shareholders may make inquiries by writing to the Company, c/o the Distributor, One Freedom Valley Drive, Oaks, PA
19456.   The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Directors, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 45 Fremont Street, San Francisco, CA 94105. Shareholders' communications to the Board should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Company and reported to the Board.